▼ January 28, 2019
	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Global & International Equity
Janus Henderson Asia Equity Fund	JAQAX	JAQCX	JAQDX	JAQIX	JAQNX	N/A	JAQSX	JAQTX
Janus Henderson Emerging Markets Fund	HEMAX	HEMCX	HEMDX	HEMIX	HEMRX	N/A	HEMSX	HEMTX
Janus Henderson European Focus Fund	HFEAX	HFECX	HFEDX	HFEIX	HFERX	N/A	HFESX	HFETX
Janus Henderson Global Equity Income Fund	HFQAX	HFQCX	HFQDX	HFQIX	HFQRX	N/A	HFQSX	HFQTX
Janus Henderson Global Life Sciences Fund	JFNAX	JFNCX	JNGLX	JFNIX	JFNNX	N/A	JFNSX	JAGLX
Janus Henderson Global Real Estate Fund	JERAX	JERCX	JNGSX	JERIX	JERNX	N/A	JERSX	JERTX
Janus Henderson Global Research Fund	JDWAX	JWWCX	JANWX	JWWFX	JDWNX	JDWRX	JWGRX	JAWWX
Janus Henderson Global Select Fund	JORAX	JORCX	JANRX	JORFX	JSLNX	JORRX	JORIX	JORNX
Janus Henderson Global Technology Fund	JATAX	JAGCX	JNGTX	JATIX	JATNX	N/A	JATSX	JAGTX
Janus Henderson Global Value Fund	JPPAX	JPPCX	JNGOX	JPPIX	JPPNX	N/A	JPPSX	JGVAX
Janus Henderson International Opportunities Fund	HFOAX	HFOCX	HFODX	HFOIX	HFOSX	HFORX	HFOQX	HFOTX
Janus Henderson International Small Cap Fund	HIZAX	HIZCX	HIZDX	HIZIX	HIZRX	N/A	HIZSX	HIZTX
Janus Henderson International Value Fund	JIFAX	JIFCX	JIFDX	JIFIX	JIFNX	N/A	JIFSX	JIFTX
Janus Henderson Overseas Fund	JDIAX	JIGCX	JNOSX	JIGFX	JDINX	JDIRX	JIGRX	JAOSX
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	JDBAX	JABCX	JANBX	JBALX	JABNX	JDBRX	JABRX	JABAX
Janus Henderson Contrarian Fund	JCNAX	JCNCX	JACNX	JCONX	JCNNX	JCNRX	JCNIX	JSVAX
Janus Henderson Enterprise Fund‡	JDMAX	JGRCX	JANEX	JMGRX	JDMNX	JDMRX	JGRTX	JAENX
Janus Henderson Forty Fund	JDCAX	JACCX	JFRDX	JCAPX	JFRNX	JDCRX	JARTX	JACTX
Janus Henderson Growth and Income Fund	JDNAX	JGICX	JNGIX	JGINX	JDNNX	JDNRX	JADGX	JAGIX
Janus Henderson Research Fund	JRAAX	JRACX	JNRFX	JRAIX	JRANX	JRARX	JRASX	JAMRX
Janus Henderson Triton Fund‡	JGMAX	JGMCX	JANIX	JSMGX	JGMNX	JGMRX	JGMIX	JATTX
Janus Henderson U.S. Growth Opportunities Fund	HGRAX	HGRCX	HGRDX	HGRIX	HGRRX	N/A	HGRSX	HGRTX
Janus Henderson Venture Fund‡	JVTAX	JVTCX	JANVX	JVTIX	JVTNX	N/A	JVTSX	JAVTX

Janus Investment Fund
Statement of Additional Information
†	Class D Shares are closed to certain new investors.
‡	The Fund is closed to certain new investors.
This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Certain Funds do not offer all classes of Shares.
This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated January 28, 2019, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares), or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Table of contents

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser and subadviser	48
Custodian, transfer agent, and certain affiliations	71
Securities lending	76
Portfolio transactions and brokerage	77
Shares of the trust	82
Net Asset Value Determination	82
Purchases	85
Distribution and Shareholder Servicing Plans	89
Redemptions	92
Income dividends, capital gains distributions, and tax status	97
Trustees and officers	101
Principal shareholders	122
Miscellaneous information	169
Shares of the Trust	171
Shareholder Meetings	171
Voting Rights	171
Master/Feeder Option	171
Independent Registered Public Accounting Firm	171
Registration Statement	171
Financial statements	172
Appendix A	173
Explanation of Rating Categories	173

Classification, investment policies and restrictions,
and investment strategies and risks

Janus Investment Fund
This Statement of Additional Information includes information about 23 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.
Classification
The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson International Small Cap Fund, Janus Henderson Contrarian Fund, and Janus Henderson Forty Fund are classified as nondiversified. Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Value Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, Janus Henderson U.S. Growth Opportunities Fund, and Janus Henderson Venture Fund are classified as diversified.
Adviser
Janus Capital Management LLC (“Janus Capital”) is the investment adviser for each Fund and is responsible for the general oversight of each subadviser.
Subadvisers
Fund subadvised by Geneva.  Geneva Capital Management Ltd. (“Geneva”) is the investment subadviser for Janus Henderson U.S. Growth Opportunities Fund.
Funds subadvised by Perkins.  Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Janus Henderson Global Value Fund and Janus Henderson International Value Fund.
Investment Policies and Restrictions Applicable to All Funds
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.
(1)  With respect to 75% of its total assets, Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Value Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, Janus Henderson U.S. Growth Opportunities Fund, and Janus Henderson Venture Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2)  Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that:

(i)	Janus Henderson Global Life Sciences Fund will normally invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.
(ii)	Janus Henderson Global Real Estate Fund will invest 25% or more of the value of its total assets in the real estate industries or real estate-related industries.
(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
(7)  Each Fund (except for Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, and Janus Henderson U.S. Growth Opportunities Fund) may not:
Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
(8)  With respect to Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, and Janus Henderson U.S. Growth Opportunities Fund, each Fund may not:
Borrow money or issue “senior securities,” in each case except as permitted under the 1940 Act.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1)  If a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2)  The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4)  A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5)  A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
(6)  The Funds may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Bloomberg Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff (the “Staff”) interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.
Investment Policies Applicable to Certain Funds
Janus Henderson Global Life Sciences Fund.  As a fundamental policy, Janus Henderson Global Life Sciences Fund will normally invest at least 25% of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. Janus Henderson Global Life Sciences Fund does not have a policy to concentrate in any industry other than those listed above.
Janus Henderson Global Real Estate Fund.  As a fundamental policy, the Fund will concentrate 25% or more of its total assets in securities of issuers in real estate industries or real estate-related industries.
Janus Henderson Balanced Fund.  As an operational policy, at least 25% of the assets of Janus Henderson Balanced Fund will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors.

Investment Strategies and Risks
Diversification
Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.
Cash Position
As discussed in the Prospectuses, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Each Fund may invest in commercial paper that is rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”) or, if not rated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P. Although one or more of the other risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
Each Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include securities that are purchased in private placements, are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”), commercial paper, and municipal lease obligations purchased by a Fund, a Fund would consider them to be liquid securities. The following factors, among others, may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, a Fund will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing or other relevant factors or changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not considered restricted by a Fund if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the 1933 Act.
If illiquid investments that are assets exceed 15% of a Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time, will notify the Board of its plan to reduce holdings of such illiquid investments, and will make the required filings in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of a Fund to decline.
Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. A Fund may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one venture capital company.
Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund’s NAV.
Segregation of Assets
Consistent with Staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that such Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.
Consistent with Staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when such Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to such Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).
The Segregation and Collateral Procedures provide, consistent with current Staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between the Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.
For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets such Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Segregation and Collateral Procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to such Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Fund’s ability to leverage its investments and the related risk of losses from leveraging. The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, a Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, each Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”
In order to comply with the Segregation and Collateral Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for such Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Funds will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. A Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, such Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.
A Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or Staff guidance.
Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. To the extent a Fund engages in securities lending, there is the risk of delay in recovering a loaned security. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The Funds have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Equity Securities
The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Warrants.  Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Special Purpose Acquisition Companies.  Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Financial Services Sector Risk
To the extent a Fund invests a significant portion of its assets in the financial services sector, that Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.
Cyber Security Risk
With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, subadministrators, and financial intermediaries), or the subadvisers (if applicable) may subject a Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Operational Risk
An investment in a Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that a Fund will not suffer losses if such events occur.
Foreign Securities
Each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. In addition to the Global and International Funds, Janus Henderson Enterprise Fund has, at times, invested a substantial portion of its assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. A Fund could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk.  To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.
Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
On June 23, 2016, the United Kingdom voted via referendum to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. There is considerable uncertainty relating to the circumstances and potential consequences of an exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, which may increase market volatility across the global economy. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent the Fund is exposed to such interest rates.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Emerging Markets.  Within the parameters of its specific investment policies, each Fund, particularly Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global

Life Sciences Fund, Janus Henderson Global Research Fund, Janus Henderson Global Technology Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Value Fund, and Janus Henderson Overseas Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm and any other countries specified in a Fund’s Prospectuses, as applicable. Each of Janus Henderson Global Real Estate Fund and Janus Henderson Global Select Fund will normally limit its investments in emerging market countries to 15% and 30%, respectively, of its net assets. Janus Henderson Global Equity Income Fund does not expect to invest more than 25% of its assets in securities of companies based in emerging markets. Janus Henderson International Small Cap Fund may invest up to 25% of its net assets in securities of issuers located in emerging markets. Such countries include any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World Indexsm, which measures the equity market performance of developed markets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.
The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its illiquid investments. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Securities Listed on Chinese Stock Exchanges.  Funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A Fund with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a fund, accessing Stock Connect Securities.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a fund as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and a fund may not fully recover its losses or the Stock Connect Securities it owns. Recovery of a fund’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the funds or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a fund’s investment program would be adversely impacted.
Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Risks of Investments in the People’s Republic of China (“PRC”).  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. (See “Geographic Investment Risk.”) In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. Compared to most national securities markets, the Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards, as compared to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the relatively recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for that Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
As a result of political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Fund. Any or all of these potential results could lead Russia’s economy into a recession.
Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Risks of Investments in the Asian Region.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the Asian region, or having indirect exposure to Asian securities through derivative investments, presents additional risks. Because Janus Henderson Asia Equity Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as the social, financial, economic, and political conditions within that region or country. Specifically, a Fund’s investments in Asian issuers increases the Fund’s exposure to various risks including, but not limited to, risks associated with volatile securities markets, currency fluctuations, social, political, and regulatory developments, economic environmental events (such as natural disasters), and changes in tax or economic policies, each of which, among others, may be particular to Asian countries or regions.
If a Fund’s investments focus on Asian issuers, its investments will be more sensitive to social, financial, economic, political, and regulatory developments affecting the fiscal stability of a particular country and/or the broader region. Events that negatively affect the fiscal stability of a particular country and/or the broader region may cause the value of the Fund’s holdings to decrease, in some cases significantly. As a result, that Fund is likely to be more volatile than a fund that is more geographically diverse in its investments.
The Asian region within which a Fund may focus its investments comprises countries in various stages of economic and political development. As a result, some countries may have relatively unstable governments or may experience adverse conditions such as overextension of credit, currency devaluations and restrictions, less efficient markets, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, prolonged economic recessions, and political instability, including military disruption, which could result in significant downturns and volatility in the economies of Asian countries and therefore have an adverse effect on the value of the Fund’s portfolio. Certain Asian countries may be vulnerable to trade barriers and other protectionist measures. Some countries have restricted the flow of money in and out of the country. Further, if Asian securities fall out of favor, it may cause the Fund to underperform funds that do not focus their investments in a single region of the world.
It is also possible that from time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to social, financial, economic, political, and regulatory developments. The economies of the Asian countries in which the Fund invests may be interdependent, which could increase the possibility that conditions in one country will adversely impact the issuers of securities in a different country or region, or that the impact of such conditions will be experienced at the same time by the region as a whole. Likewise, the economies of the Asian region may also be dependent on the economies of other countries, such as the United States and Europe, and events in these economies could negatively impact the economies of the Asian region.
The trading volume on some Asian stock exchanges tends to be much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities which could lead to a significant possibility of loss to the Fund. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.
Short Sales
Certain Funds may engage in “short sales against the box.” This technique involves either selling short a security that a Fund owns, or selling short a security that a Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.
Certain Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.
The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A Fund’s ability to invest in short sales may be limited, as described in such Fund’s Prospectuses.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Funds may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.
Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Funds’ investments in mortgage-backed securities, including privately issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Privately Issued Mortgage-Related Securities.  Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Funds’ quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the Fund’s net assets will be illiquid investments that are assets.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the United States has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities.  A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities.  Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities.

Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Adjustable Rate Mortgage-Backed Securities.  A Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities.  The Funds also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds’ Prospectuses may apply.
Investment Company Securities
From time to time, a Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than

10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus Capital fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. A Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.
Pursuant to the terms of an SEC exemptive order issued to the Trust, a Fund may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities purchased by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by Janus Capital or its affiliates (as well as shares held by Janus Capital and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company at the time of purchase, and none of these entities (including a Fund) may individually or collectively exert a controlling influence over the acquired investment company. A Fund may not rely on the order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act, except under certain limited circumstances. To the extent necessary to comply with the provisions of the 1940 Act or the order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, Janus Capital will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.
To the extent a Fund invests in money market funds or other funds, such Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees or temporarily suspend the ability to sell shares if the fund’s liquidity falls below certain required minimums because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect a Fund’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.
As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
Exchange-Traded Notes
Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. A Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including Rule 144A securities. A Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). A Fund may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
Depositary Receipts
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectuses.
U.S. Government Securities
To the extent permitted by its investment objective and policies, each Fund, particularly Janus Henderson Balanced Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Fund may invest in inflation-indexed securities, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Municipal Obligations
The Funds may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.
A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Other Income-Producing Securities
Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:
Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  A Fund may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
To facilitate TBA commitments, a Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) which are expected to be effective in March 2020, may include mandatory margin requirements for TBA commitments which, in some circumstances, will require a Fund to also post collateral. These collateral requirements may increase costs associated with a Fund’s participation in the TBA market.
Standby Commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
A Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Variable and Floating Rate Obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Fund may invest in publicly traded REITs. Janus Henderson Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Mortgage Dollar Rolls
Certain Funds may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 5% of Janus Henderson Global Technology Fund’s total assets and no more than 20% of Janus Henderson Balanced Fund’s total assets. The loans in which a Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments that are assets, when combined with the Fund’s other illiquid investments.
Bank Loans.  Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Fund may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank Obligations.  Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Corporate Loans.  Certain Funds may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of a Fund’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Fund generally acquires Corporate Loans of borrowers that, in Janus Capital’s or the subadviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by Janus Capital or a subadviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. The Funds attempt to manage these risks through careful analyses and monitoring of borrowers.
There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus Janus Capital or a subadviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, each Fund is particularly dependent on the analytical abilities of Janus Capital or a subadviser, as applicable.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that a Fund cannot reasonably expect to sell or dispose of them in current market conditions in seven calendar days or less without the sale or disposition significantly changing their market value. In addition, the market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of each of Janus Capital and the applicable subadviser, this should enhance their liquidity.
A Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Funds may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, each of Janus Capital and the applicable subadviser believes that a Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Floating Rate Loans.  A Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Other Securities.  The Funds may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.
Confidential Information.  With respect to certain loan transactions, including but not limited to private placements, a Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.
In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because a Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or a Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Funds to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of a Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Fund’s rights as a creditor.
High-Yield/High-Risk Bonds
Within the parameters of its specific investment policies, certain Funds may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). To the extent a Fund invests in high-yield/high-risk bonds (also known as “junk” bonds), under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% or less of its net assets (Janus Henderson Global Life Sciences Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Research Fund, Janus Henderson Global Select Fund, Janus Henderson Global Technology Fund, Janus Henderson Global Value Fund, Janus Henderson International Value Fund, Janus Henderson Overseas Fund, Janus Henderson Balanced Fund, Janus Henderson Enterprise Fund, Janus Henderson Forty Fund, Janus Henderson Growth and Income Fund, Janus Henderson Research Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund) or 20% or less of its net assets (Janus Henderson Asia Equity Fund and Janus Henderson Contrarian Fund).
Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.
A Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated high-yield/high risk bonds will be included in each Fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of rating categories.
Defaulted Securities
Certain Funds may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities.  Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.
Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.
Futures, Options, and Other Derivative Instruments
Certain Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s or the subadviser’s ability to establish and maintain appropriate systems and trading.
Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of a Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Fund that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Fund may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.
The Funds have filed notices of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Funds are not subject to regulation as commodity pool operators under the Commodity Exchange Act. The Funds may enter into futures contracts and related options as permitted under Rule 4.5. A Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact the Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption. Additionally, Janus Henderson Global Real Estate Fund may have investments in certain securitized vehicles and/or mortgage REITs that may invest in commodity-related investments and which, in turn, may be considered commodity pools. Janus Capital has no transparency into the holdings of these “underlying funds,” and Janus Capital has filed a claim with the CFTC to rely on available relief to delay any regulation as a “commodity pool operator” with respect to Janus Henderson Global Real Estate Fund which expires six months from the date on which the CFTC issues additional guidance on the treatment of commodity-related investments held by such “underlying funds.” To date, the CFTC has not issued additional guidance with respect to such investments.
The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions.
Options on Futures Contracts.  The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
At the maturity of a currency or cross currency forward, a Fund may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies.  The Funds may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.
The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.
The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
Eurodollar Instruments.  Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.
A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.
A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.
A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices.  The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices.  The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.
The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options.  In addition to the option strategies described above and in the Prospectuses, a Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Each Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.
The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products.  The Funds may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments).
Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.
Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.
A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.
There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described under “Segregation of Assets.” Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.
Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.
A fund investing in CDXs is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Regulations enacted by the CFTC under the Dodd-Frank Act require the Funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Funds to losses, increase their costs, or prevent the Funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Options on Swap Contracts.  Certain Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps.  A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund.
Significant Market Events.  Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. The 2008 financial crisis in both the U.S. and global economies resulted, in significant declines in value and liquidity worldwide across the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. The conclusion of this support, and/or failure of the measures put in place could negatively affect financial markets generally, as well as the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, the enactment of the Dodd-Frank Act in 2010, provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending.
The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The value of a Fund’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which a Fund invests. In the event of such an occurrence, the issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Concentration Risk.  To the extent a Fund focuses its investments in any single type of investment, including in a given industry, sector, country, region, or types of security, companies in its portfolio may share common characteristics and react similarly to market developments. For example, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.
Portfolio Turnover
The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel or due to a restructuring of a Fund’s portfolio as a result of a change in portfolio management. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years.

Fund Name	Portfolio Turnover Rate for the fiscal year ended September 30, 2018	Portfolio Turnover Rate for the fiscal year ended September 30, 2017	Portfolio Turnover Rate for the fiscal year ended July 31, 2017(1)
Global & International Equity
Janus Henderson Asia Equity Fund(2)	41%	120% (3)	N/A
Janus Henderson Emerging Markets Fund	26%	2% (4)	32%
Janus Henderson European Focus Fund	82%	6% (4)	57%
Janus Henderson Global Equity Income Fund(2)	137%	21% (4)	127%
Janus Henderson Global Life Sciences Fund	46%	38%	N/A
Janus Henderson Global Real Estate Fund	78%	72%	N/A
Janus Henderson Global Research Fund	32%	48%	N/A
Janus Henderson Global Select Fund	41%	42%	N/A
Janus Henderson Global Technology Fund	20%	30%	N/A
Janus Henderson Global Value Fund	21%	29%	N/A
Janus Henderson International Opportunities Fund	56%	5% (4)	51%
Janus Henderson International Small Cap Fund(2)	119%	18% (4)	69% (5)
Janus Henderson International Value Fund	23%	24%	N/A
Janus Henderson Overseas Fund	23%	39%	N/A
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	88%	60%	N/A
Janus Henderson Contrarian Fund	59%	116% (3)	N/A
Janus Henderson Enterprise Fund	13%	10%	N/A
Janus Henderson Forty Fund	37%	56%	N/A
Janus Henderson Growth and Income Fund	13%	16%	N/A
Janus Henderson Research Fund	43%	46%	N/A
Janus Henderson Triton Fund	21%	30%	N/A
Janus Henderson U.S. Growth Opportunities Fund	21%	2% (4)	27%
Janus Henderson Venture Fund	28%	25%	N/A

(1)	Information prior to June 5, 2017 reflects the portfolio turnover of each Fund’s predecessor fund.
(2)	Due to the nature of the securities in which it invests and/or its investment strategies, the Fund may have relatively high portfolio turnover compared to other funds.
(3)	The increase in the portfolio turnover rate was partially due to a restructuring of the Fund’s portfolio as a result of a change in portfolio management.
(4)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year from July 31 to September 30 in 2017. As a result, portfolio turnover rates may significantly vary during the periods shown.
(5)	Janus Henderson International Small Cap Fund commenced operations on December 15, 2016.

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
•	Top Holdings. Each Fund’s top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors may include the percentage of contribution/detraction to Fund performance. For Janus Henderson Balanced Fund, top/bottom fixed-income issuers ranked by performance attribution, including the percentage of attribution to Fund performance, average Fund weighting, and other relevant data points, may be provided monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.
Full portfolio holdings will remain available on the Janus Henderson websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the Chief Compliance Officer or a designee.
To the best knowledge of the Janus Henderson funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.
Name	Frequency	Lag Time
Adviser Compliance Associates, LLC	As needed	Current
Alan Biller and Associates	Quarterly	Current
Alpha Financial Markets Consulting	Monthly	Current

Name	Frequency	Lag Time
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
EKS&H LLP	Daily	30 days
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Models Company, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Omgeo LLC	Daily	Current

Name	Frequency	Lag Time
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
SEI Investments	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
Thrivent Financial for Lutherans	As needed	Current
Tower Investment	As needed	30 days
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does Janus Capital, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, non-U.S. registered investment companies, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

Investment adviser and subadviser

Investment Adviser – Janus Capital Management LLC
As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc., the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.
Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for certain Funds to Geneva or Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each subadviser.
In rendering investment advisory services to Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson International Opportunities Fund, and Janus Henderson International Small Cap Fund, Janus Capital may use the portfolio management, research, and other resources of Henderson Global Investors Limited, Henderson Global Investors (Singapore) Ltd., or Henderson Global Investors (Japan) Ltd. (collectively, “HGIL”), foreign (non-U.S.) affiliates of Janus Capital. One or more HGIL employees may provide services to the Funds through a “participating affiliate” arrangement, as that term is used in guidance issued by the Staff allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, HGIL and its employees are considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and investment professionals from HGIL may render portfolio management, research, and other services to the Funds, subject to supervision of Janus Capital. The responsibilities of both Janus Capital and HGIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Funds reimburse Janus Capital for its out-of-pocket costs. Each Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that Janus Capital (or the subadviser, as applicable) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by Janus Capital pursuant to an expense limitation agreement with a Fund.
A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in each Fund’s annual report (for the period ending September 30) or semiannual report (for the period ending March 31) to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).
The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under “Average Daily Net Assets of the Fund.” Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column below. The following table also reflects the Funds’ contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Funds that have a performance fee structure.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Global & International Equity
Janus Henderson Asia Equity Fund	N/A	0.92
Janus Henderson Emerging Markets Fund	First $1 Billion Next $1 Billion Over $2 Billion	1.00 0.90 0.85
Janus Henderson European Focus Fund	First $500 Millon Next $1 Billion Next $1 Billion Over $2.5 Billion	1.00 0.90 0.85 0.80
Janus Henderson Global Equity Income Fund	First $1 Billion Next $1 Billion Over $2 Billion	0.85 0.65 0.60
Janus Henderson Global Life Sciences Fund	All Asset Levels	0.64
Janus Henderson Global Real Estate Fund	N/A	0.75
Janus Henderson Global Research Fund	N/A	0.60
Janus Henderson Global Select Fund	All Asset Levels	0.64
Janus Henderson Global Technology Fund	All Asset Levels	0.64
Janus Henderson Global Value Fund	N/A	0.64
Janus Henderson International Opportunities Fund	First $2 Billion Next $1 Billion Next $1 Billion Next $1 Billion Next $5 Billion Over $10 Billion	1.00 0.90 0.80 0.70 0.60 0.50
Janus Henderson International Small Cap Fund	First $500 Million Next $500 Million Over $1 Billion	0.99 0.89 0.84
Janus Henderson International Value Fund	All Asset Levels	0.80
Janus Henderson Overseas Fund	N/A	0.64

Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	All Asset Levels	0.55
Janus Henderson Contrarian Fund	N/A	0.64
Janus Henderson Enterprise Fund	All Asset Levels	0.64
Janus Henderson Forty Fund	N/A	0.64
Janus Henderson Growth and Income Fund	All Asset Levels	0.60
Janus Henderson Research Fund	N/A	0.64
Janus Henderson Triton Fund	All Asset Levels	0.64
Janus Henderson U.S. Growth Opportunities Fund	First $1 Billion Next $1 Billion Over $2 Billion	0.75 0.70 0.65
Janus Henderson Venture Fund	All Asset Levels	0.64

Performance-Based Investment Advisory Fee
Applies to Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Forty Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund only
Effective on the dates shown below, each of Janus Henderson Global Research Fund, Janus Henderson Contrarian Fund, Janus Henderson Research Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson Forty Fund, Janus Henderson Overseas Fund, and Janus Henderson Asia Equity Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.
Fund Name	Effective Date of Performance Fee Arrangement	Effective Date of First Adjustment to Advisory Fee
Janus Henderson Global Research Fund	01/01/06	01/01/07
Janus Henderson Contrarian Fund	02/01/06	02/01/07
Janus Henderson Research Fund	02/01/06	02/01/07
Janus Henderson Global Real Estate Fund	12/01/07	12/01/08
Janus Henderson Global Value Fund	07/01/10	07/01/11
Janus Henderson Forty Fund	07/01/10	01/01/12
Janus Henderson Overseas Fund	08/01/10	11/01/11
Janus Henderson Asia Equity Fund	08/01/11	08/01/12

Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.
The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to a particular Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that, with respect to Funds that charge a performance fee, changing a Fund’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of a Fund as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.
If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.

The Base Fee Rate for each Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Fund Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Janus Henderson Global Research Fund	MSCI World Indexsm(1)	0.60
Janus Henderson Contrarian Fund	S&P 500® Index(2)	0.64
Janus Henderson Research Fund	Russell 1000® Growth Index(3)	0.64
Janus Henderson Global Real Estate Fund	FTSE EPRA Nareit Global Index(4)	0.75
Janus Henderson Global Value Fund	MSCI World Indexsm(1)	0.64 (5)
Janus Henderson Forty Fund	Russell 1000® Growth Index(3)	0.64
Janus Henderson Overseas Fund	MSCI All Country World ex-U.S. Indexsm(6)	0.64
Janus Henderson Asia Equity Fund	MSCI All Country Asia ex-Japan Index(7)	0.92

(1)	The MSCI World Indexsm is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
(2)	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
(3)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(4)	The FTSE EPRA Nareit Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.
(5)	Janus Capital pays Perkins, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments).
(6)	The MSCI All Country World ex-U.S. Indexsm is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.
(7)	The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended September 30, 2018 are shown below.
Fund Name	Net Assets
Janus Henderson Global Research Fund	$ 2,928,983,362
Janus Henderson Contrarian Fund	$ 2,719,131,466
Janus Henderson Research Fund	$14,819,171,071
Janus Henderson Global Real Estate Fund	$ 278,510,903
Janus Henderson Global Value Fund	$ 217,032,712
Janus Henderson Forty Fund	$13,212,387,800
Janus Henderson Overseas Fund	$ 1,543,627,735
Janus Henderson Asia Equity Fund	$ 26,194,929

Examples: Janus Henderson Global Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI World Indexsm.

Example 1: Fund Outperforms Its Benchmark Index By 6.00%
If the Fund has outperformed the MSCI World Indexsm by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI World Indexsm during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
Example 3: Fund Underperforms Its Benchmark Index By 6.00%
If the Fund has underperformed the MSCI World Indexsm by 6.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Janus Henderson Contrarian Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the S&P 500® Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the S&P 500® Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the S&P 500® Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the S&P 500® Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Research Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000® Growth Index.

Example 1: Fund Outperforms Its Benchmark Index By 5.00%
If the Fund has outperformed the Russell 1000® Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000® Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 5.00%
If the Fund has underperformed the Russell 1000® Growth Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Global Real Estate Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the FTSE EPRA Nareit Global Index.
Example 1: Fund Outperforms Its Benchmark Index By 4.00%
If the Fund has outperformed the FTSE EPRA Nareit Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of 0.15%	1/12th of 0.90%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the FTSE EPRA Nareit Global Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	0.00	1/12th of 0.75%
Example 3: Fund Underperforms Its Benchmark Index By 4.00%
If the Fund has underperformed the FTSE EPRA Nareit Global Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.75%	1/12th of -0.15%	1/12th of 0.60%
Examples: Janus Henderson Global Value Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI World Indexsm.

Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI World Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI World Indexsm during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI World Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Janus Henderson Global Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the MSCI World Indexsm.
Examples: Janus Henderson Forty Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000® Growth Index.
Example 1: Fund Outperforms Its Benchmark Index By 8.50%
If the Fund has outperformed the Russell 1000® Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the Russell 1000® Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%

Example 3: Fund Underperforms Its Benchmark Index By 8.50%
If the Fund has underperformed the Russell 1000® Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Overseas Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country World ex-U.S. Indexsm.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI All Country World ex-U.S. Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI All Country World ex-U.S. Indexsm during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI All Country World ex-U.S. Indexsm by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Janus Henderson Asia Equity Fund
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country Asia ex-Japan Index.
Example 1: Fund Outperforms Its Benchmark Index By 7.00%
If the Fund has outperformed the MSCI All Country Asia ex-Japan Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	1/12th of 0.15%	1/12th of 1.07%
Example 2: Fund Performance Tracks Its Benchmark Index
If the Fund performance has tracked the performance of the MSCI All Country Asia ex-Japan Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	0.00	1/12th of 0.92%

Example 3: Fund Underperforms Its Benchmark Index By 7.00%
If the Fund has underperformed the MSCI All Country Asia ex-Japan Index by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.92%	1/12th of -0.15%	1/12th of 0.77%

Expense Limitations
Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed in the following table, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each Fund, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least February 1, 2020. In addition, for Class R Shares of Janus Henderson International Opportunities Fund, until February 1, 2020, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets.
Fund Name	Expense Limit Percentage (%)
Global & International Equity
Janus Henderson Asia Equity Fund	1.11 (1)
Janus Henderson Emerging Markets Fund	1.03
Janus Henderson European Focus Fund	0.96
Janus Henderson Global Equity Income Fund	0.84
Janus Henderson Global Real Estate Fund	0.91 (1)
Janus Henderson Global Research Fund	0.86 (1)
Janus Henderson Global Select Fund	0.87
Janus Henderson Global Technology Fund	0.82
Janus Henderson International Opportunities Fund	0.94
Janus Henderson International Small Cap Fund	0.98
Janus Henderson International Value Fund	0.86
Janus Henderson Overseas Fund	0.87 (1)
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	0.68
Janus Henderson Contrarian Fund	0.83 (1)
Janus Henderson Enterprise Fund	0.80
Janus Henderson Forty Fund	0.77 (1)
Janus Henderson Growth and Income Fund	0.67
Janus Henderson Research Fund	0.75 (1)
Janus Henderson Triton Fund	0.92
Janus Henderson U.S. Growth Opportunities Fund	0.80
Janus Henderson Venture Fund	0.92

(1)	The Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Fund’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital.

The following tables summarize the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the fiscal periods shown.
	Fiscal year ended September 30, 2018		Fiscal year ended September 30, 2017		Fiscal year ended September 30, 2016
Fund Name	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Global & International Equity
Janus Henderson Asia Equity Fund	$ 354,962	– $152,561	$ 209,090	– $151,437	$ 85,962	– $85,962 (1)
Janus Henderson Emerging Markets Fund	$ 1,969,333	– $344,000	$ 341,758*	– $100,096 *	N/A	N/A
Janus Henderson European Focus Fund	$ 13,151,727	– $ 98,936	$ 2,647,938*	$ —*	N/A	N/A
Janus Henderson Global Equity Income Fund	$ 36,561,962	– $ 1,306	$ 5,524,191*	$ —*	N/A	N/A
Janus Henderson Global Life Sciences Fund	$ 23,698,583	N/A	$22,260,783	N/A	$26,470,846	N/A
Janus Henderson Global Real Estate Fund	$ 1,829,035	$ —	$ 1,433,648	$ —	$ 1,905,169	$ —
Janus Henderson Global Research Fund	$ 14,407,886	$ —	$13,702,011	$ —	$14,193,805	$ —
Janus Henderson Global Select Fund	$ 14,209,028	– $ 2,065	$12,424,233	$ —	$11,947,009	$ —
Janus Henderson Global Technology Fund	$ 17,136,918	$ —	$10,244,563	$ —	$ 7,119,293	N/A
Janus Henderson Global Value Fund	$ 1,200,423	N/A	$ 1,182,193	N/A	$ 1,146,925	N/A
Janus Henderson International Opportunities Fund	$ 40,822,033	– $ 13,639	$ 7,172,066*	$ —*	N/A	N/A
Janus Henderson International Small Cap Fund	$ 126,478	– $126,478 (1)	$ 12,738*	– $ 12,738*(1)	N/A	N/A
Janus Henderson International Value Fund	$ 396,861	– $189,077	$ 269,635	– $143,560	$ 95,307	– $95,307 (1)
Janus Henderson Overseas Fund	$ 8,017,851	$ —	$ 6,301,481	$ —	$ 6,083,647	$ —
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$ 79,656,640	$ —	$71,036,320	$ —	$72,754,631	$ —
Janus Henderson Contrarian Fund	$ 12,147,088	– $ 401	$12,585,325	$ —	$14,607,246	$ —
Janus Henderson Enterprise Fund	$110,523,064	$ —	$81,224,041	$ —	$47,583,750	$ —
Janus Henderson Forty Fund	$ 78,076,359	$ —	$38,200,240	$ —	$14,737,090	$ —
Janus Henderson Growth and Income Fund	$ 31,717,355	$ —	$27,235,622	$ —	$24,795,955	$ —
Janus Henderson Research Fund	$ 77,401,156	$ —	$44,146,165	$ —	$29,716,452	N/A
Janus Henderson Triton Fund	$ 66,606,429	$ —	$50,162,877	$ —	$43,100,370	$ —
Janus Henderson U.S. Growth Opportunities Fund	$ 101,919	– $101,919 (1)	$ 10,225*	– $ 10,225*(1)	N/A	N/A
Janus Henderson Venture Fund	$ 21,470,388	$ —	$18,335,165	$ —	$17,171,214	$ —

*	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year from July 31 to September 30 in 2017.
(1)	The fee waiver by Janus Capital exceeded the advisory fee.

	Fiscal year ended July 31, 2017		Fiscal year ended July 31, 2016
Fund Name(1)	Advisory Fees	Waivers(–)	Advisory Fees	Waivers(–)
Global & International Equity
Janus Henderson Emerging Markets Fund	$ 908,346	– $167,388	$ 303,124	– $170,967
Janus Henderson European Focus Fund	$18,387,545	– $ 640	$29,886,319	$ —
Janus Henderson Global Equity Income Fund	$28,334,300	– $ 367	$24,739,347	$ —
Janus Henderson International Opportunities Fund	$41,048,645	– $ 2,245	$41,600,753	$ —
Janus Henderson International Small Cap Fund(2)	$ 35,592	– $ 35,592(3)	$ N/A	$ N/A
Multi-Asset U.S. Equity
Janus Henderson U.S. Growth Opportunities Fund	$ 66,045	– $ 66,045(3)	$ 59,831	– $ 59,831(3)

(1)	Information prior to June 5, 2017 reflects the investment advisory fees paid by, and advisory fee waivers applicable to, each Fund’s predecessor fund.
(2)	Janus Henderson International Small Cap Fund commenced operations on December 15, 2016.
(3)	The fee waiver exceeded the advisory fee.

Subadvisers
Janus Capital has entered into Sub-Advisory Agreements on behalf of Janus Henderson Global Value Fund, Janus Henderson International Value Fund, and Janus Henderson U.S. Growth Opportunities Fund.
Geneva Capital Management
Geneva Capital Management LLC
Janus Capital has entered into a Sub-Advisory Agreement with Geneva 100 E. Wisconsin Ave., Suite 2550, Milwaukee, WI 53202, on behalf of Janus Henderson U.S. Growth Opportunities Fund.
Geneva is an SEC registered investment adviser and is an indirect, wholly-owned subsidiary of JHG. As a global money manager, Geneva provides a full spectrum of investment products and services to institutions and individuals around the world. Geneva has been managing assets for clients since 1987. Geneva is a multi-skill, multi-asset management business with a worldwide distribution network.
Under the Sub-Advisory Agreement between Janus Capital and Geneva, Geneva is responsible for the day-to-day investment operations of Janus Henderson U.S. Growth Opportunities Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Geneva is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Geneva; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund. The Sub-Advisory Agreement provide that Geneva shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreement, Janus Capital pays Geneva a fee equal to 50% of the advisory fee payable by Janus Henderson U.S. Growth Opportunities Fund to Janus Capital (net of any reimbursement of expenses incurred or fees waived by Janus Capital).
The Sub-Advisory Agreement with Geneva will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Fund’s Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement is subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of the Fund, or Janus Capital, upon 60 days’ advance written notice, or by Geneva by giving 90 days’ advance written notice to the other party (Geneva shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Geneva), or by Janus Capital or the Trust without advance notice if Geneva is unable to discharge its duties and obligations. The Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of the Fund’s respective Investment Advisory Agreement. The Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.
Perkins Investment Management LLC
Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Janus Henderson Global Value Fund and Janus Henderson International Value Fund.
Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns 100% of Perkins.
Under the Sub-Advisory Agreements between Janus Capital and Perkins, Perkins is responsible for the day-to-day investment operations of Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.
Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Janus Henderson Global Value Fund and Janus Henderson International Value Fund to Janus Capital (calculated after any applicable performance fee adjustments for Janus Henderson Global Value Fund; and after any reimbursement of expenses incurred or fees waived for Janus Henderson International Value Fund).
The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of each Fund, or Janus Capital, upon 60 days’ advance written notice, or by Perkins by giving 90 days’ advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins), or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund’s respective Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.
Performance-Based SubAdvisory Fee
Janus Henderson Global Value Fund has an investment advisory fee rate that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the cumulative performance of the MSCI World Indexsm, the Fund’s benchmark index, over a 36-month performance measurement period. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustment).
Subadvisory Fees
Under each Sub-Advisory Agreement, each respective subadviser was compensated according to the following schedule for the fiscal year ended September 30, 2018. Janus Capital, not the Funds listed below, compensates each respective subadviser.

Fund Name	Subadviser	Average Daily Net Assets of the Fund(1)	Subadvisory Fee Rate (%)
Global & International Equity
Janus Henderson Global Value Fund	Perkins	N/A	0.32 (2)
Janus Henderson International Value Fund	Perkins	All Asset Levels	0.40 (3)
Multi-Asset U.S. Equity
Janus Henderson U.S. Growth Opportunities Fund	Geneva	First $1 Billion Next $1 Billion Over $2 Billion	0.375 (3) 0.35(3) 0.325(3)

(1)	Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column.
(2)	Prior to any performance adjustment, if applicable.
(3)	Prior to the reimbursement of expenses paid or fees waived by Janus Capital, if applicable.
Each subadviser has agreed to share reimbursement of expenses paid or fees waived with Janus Capital.
Payments to Financial Intermediaries By Janus Capital or Its Affiliates
In addition to payments made under 12b-1 plans, Janus Capital and its affiliates make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus Henderson funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus Henderson funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus Henderson funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the share class or share classes selected by the financial intermediary for a particular channel, platform or investor type, whether such class is open to new investors on a particular platform or channel, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders are Advisor Group, Inc. and its broker-dealer subsidiaries; American Enterprise Investment Services, Inc.; Citigroup Global Markets Inc.; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets, LLC; UBS Financial Services Inc.; Wells Fargo Clearing Services, LLC; and Wells Fargo Advisors Financial Network, LLC. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.
In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

Janus Capital or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates make payments to participate in selected intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.
Additional Information About Janus Capital and the Subadvisers
Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.
With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital (and a subadviser, as applicable), an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary

Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. The Primary Offering allocation procedures generally require that all securities purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s or the investment personnel’s initial indication of interest (i.e., the desired number of securities or the aggregate amount to be invested). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.
Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to the Primary Offering allocation procedures, Janus Capital may deviate from these procedures to account for allocation sizes that are deemed, by the portfolio managers and/or investment personnel, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.
Geneva also has adopted procedures with respect to the initial public offerings of equity securities. Such procedures generally require that all shares purchased in an initial public offering of equity securities be allocated on a strict pro rata basis.
Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.
Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
Perkins, the subadviser for Janus Henderson Global Value Fund and Janus Henderson International Value Fund, may buy and sell securities or engage in other investments on behalf of multiple clients, including Janus Henderson Global Value Fund and Janus Henderson International Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client’s portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.
The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the Janus Capital “funds of funds,” which are funds that primarily invest in other Janus Henderson mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus Capital funds of funds and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
Janus Capital, Geneva, Perkins, and Janus Henderson Distributors currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gift and Entertainment Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital, Geneva, Perkins, and Janus Henderson Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Janus Capital, Geneva, Perkins, and Janus Henderson Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, Geneva, Perkins, and Janus Henderson Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital, Geneva, Perkins, Janus Henderson Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital, Geneva, Perkins, and Janus Henderson Distributors personnel may be required to forfeit profits made from personal trading.
Proxy Voting Policies and Procedures
Each Fund’s Trustees have delegated to Janus Capital or the Fund’s subadviser, as applicable, the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.
A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.
Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.
Janus Capital Management LLC Proxy Voting Summary For Mutual Funds
Proxy Voting Procedures (All Funds except Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus Henderson International Value Fund, and Janus Henderson U.S. Growth Opportunities Fund)
Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (the “Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Janus Capital has developed proxy voting guidelines (the “Janus Capital Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Capital Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Capital Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Capital Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Proxy Voting Committee sets the Janus Capital Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Capital Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Capital Guidelines.
The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, possible material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Capital Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Capital Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Capital Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Capital Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Capital Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies (All Funds except Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Global Value Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, Janus Henderson International Value Fund, and Janus Henderson U.S. Growth Opportunities Fund)
As discussed above, the Proxy Voting Committee has developed the Janus Capital Guidelines for use in voting proxies. Below is a summary of some of the Janus Capital Guidelines.
Board of Directors Issues
Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Equity and Executive Compensation Issues
Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).
General Corporate Issues
Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Janus Capital Guidelines, Janus Capital will generally vote pursuant to that Janus Capital Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Capital Guidelines.
Proxy Voting Policy and Procedures (Janus Henderson Asia Equity Fund, Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson International Opportunities Fund, and Janus Henderson International Small Cap Fund)
General Policy.  It is the intent of Janus Capital that proxies for the Funds should be voted consistent with each Fund’s best economic interests. Janus Capital believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. HGIL has engaged RiskMetrics Group, an independent proxy voting service, to assist in the voting of the Funds’ proxies through the provision of vote analysis, implementation, and recordkeeping and disclosure services. With respect to the Funds, Janus Capital has also contracted Institutional Shareholder Services Europe Ltd. (“ISS”), an independent proxy voting service provider, to provide policy development, research, advisory and voting disclosure services, as well as BNP Paribas Securities Services plc, to provide proxy voting services. BNP Paribas Securities Services plc is provided with voting services by ISS.
The Corporate Governance Manager at HGIL, acting on behalf of the Funds, is responsible for the implementation of the Proxy Voting Policies.
Voting and Use of Proxy Voting Service.  The procedure for casting proxy votes is as follows: (1) custodians notify ISS of forthcoming company meetings and send proxy materials; (2) ISS notifies the Corporate Governance Manager at HGIL of meetings; (3) ISS provides voting recommendations based on the relevant proxy voting policies; (4) the Corporate Governance Manager consults with portfolio or fund managers and analysts as appropriate to decide whether to accept or override the voting recommendations provided by ISS; and (5) voting instructions are sent to custodians for execution.

Conflicts of Interest.  With respect to the Funds, Janus Capital has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:
•	For each director, officer and employee of HGIL (a “HGIL Person”), the interests of the Funds’ clients must come first, ahead of the interest of Janus Capital and any person within the organization, which includes HGIL and its affiliates.
•	Accordingly, each HGIL Person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of the Funds or otherwise take advantage of the relationship to the Funds’ clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of the Funds, as appropriate. It is imperative that each of HGIL’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of the Funds’ clients.
•	Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HGIL has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.
•	It is the responsibility of each director, officer and employee of HGIL to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HGIL Persons shall certify annually as to their compliance with this policy.
In light of such procedures and controls, potential or actual conflicts in the proxy-voting process are rare. In the unusual circumstance that a particular proxy vote may present a potential or actual conflict, the matter shall be referred to HGIL’s Proxy Committee, which is composed of HGIL’s Head of Equities, the Corporate Governance Manager, and the Head of Compliance. To the extent that a conflict of interest is identified, HGIL will review the issue and instruct ISS to: (1) vote based on ISS’ recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit.
Geneva Capital Management Proxy Voting Summary For Janus Henderson U.S. Growth Opportunities Fund
The following are the procedures for Geneva, with respect to the voting of proxies on behalf of Janus Henderson U.S. Growth Opportunities Fund, and the keeping of records relating to proxy voting.
General Policy.  It is the intent of Geneva that proxies should be voted consistent with the best interests of the shareholder. Geneva views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Accordingly, Geneva will vote proxies in a manner designed to maximize the economic value of the shareholders’ investment. Geneva has engaged Glass, Lewis & Co., LLC (“Glass-Lewis”), an independent proxy voting service, to assist in the voting of the Fund’s proxies through the provision of vote analysis, implementation, and recordkeeping and disclosure services.
General Voting Guidelines.  Geneva has adopted Glass-Lewis’ Proxy Paper Guidelines (the “Guidelines”) as well as Glass-Lewis’ Taft Hartley Addendum to determine how each issue on proxy ballots is to be voted. When instructed by a client, the Taft Hartley Addendum will be utilized. Geneva has determined that the Guidelines are consistent with the General Policy described above, and has instructed Glass-Lewis to vote in accordance with the Guidelines unless the following conditions apply:
1.	Geneva’s investment strategy group has decided to override the Glass-Lewis vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the Glass-Lewis recommendation. Such decision will be documented by Geneva and communicated to Glass-Lewis; or
2.	Glass-Lewis does not provide a vote recommendation, in which case Geneva will independently determine how a particular issue should be voted. In these instances, Geneva, through its investment strategy group, will document the reason(s) used in determining a vote and communicate Geneva’s voting instruction to Glass-Lewis.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the investment strategy group is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon is so significant that it materially outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition that may have a significant impact on the value of the security or some other similarly significant matter), Geneva will attempt to recall the security for voting.
Conflicts of Interest.  Unless Geneva votes a proxy proposal pursuant to paragraph 1 or 2 under the section entitled “General Voting Guidelines,” Geneva does not address material conflicts of interest that could arise between Geneva and its clients. Since Geneva relies on Glass-Lewis to cast proxy votes independently, pursuant to the Guidelines, Geneva has determined that any potential conflict of interest between Geneva and its clients is adequately mitigated.
However, when Geneva is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph 1 or 2 under General Voting Guidelines, above, the analyst for the company in question will refer the matter to the investment strategy group. The investment strategy group will consider any applicable business conflicts between Geneva and the company or other facts and circumstances that may give rise to a conflict of interest on the part of Geneva, because of a business relationship between Geneva and the company, or otherwise. The investment strategy group will determine whether the proxy may be voted by Geneva, whether to seek legal advice, or whether to refer the proxy to the shareholder (or another fiduciary of the shareholder) for voting purposes.
Additionally, Glass-Lewis monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process. Geneva has reviewed such report and will review updates from time to time to determine whether Glass-Lewis conflicts of interest may materially and adversely affect Geneva’s clients and, if so, whether any action should be taken as a result.
Perkins Investment Management LLC Proxy Voting Summary For Janus Henderson Global Value Fund and Janus Henderson International Value Fund
Perkins seeks to vote proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (the “Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.
Proxy Voting Procedures
Perkins has developed proxy voting guidelines (the “Perkins Guidelines”) that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by Perkins in consultation with the Janus Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager has discretion to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins’ behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Mutual fund proxies are generally voted in accordance with the Perkins Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.
While the Janus Proxy Voting Committee serves as a resource for Perkins and its portfolio managers, the Committee does not have proxy voting authority for any proprietary or nonproprietary mutual fund. Perkins’ portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Although Perkins-managed funds will generally not participate in securities lending, certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. If applicable, the portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.
The Janus Proxy Voting Committee serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. Perkins representatives work closely with the Janus Proxy Voting Committee in administering and overseeing the Perkins proxy voting procedures. Perkins and the Janus Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, possible material conflicts of interest with respect to proxy voting. Perkins and the Janus Proxy Voting Committee believe that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Perkins Guidelines. For proxy votes that are inconsistent with the Perkins Guidelines and a potential conflict is identified, the Janus Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio managers’ voting rationale appears reasonable. If the Janus Proxy Voting Committee does not agree that the portfolio managers’ rationale is reasonable, the Janus Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.
Proxy Voting Policies
Below is a summary of some of the Perkins Guidelines.
Board of Directors Issues
Perkins: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
Auditor Issues
Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.
Equity and Executive Compensation Issues
Perkins reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Perkins will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Perkins will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Perkins).
General Corporate Issues
Perkins: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.
Shareholder Proposals
If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins’ first priority is to act as a fiduciary in the best financial interests of its clients. Perkins recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Perkins strives to balance these issues in a manner consistent with its fiduciary obligations. Perkins will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Perkins will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.
Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.
Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future.
Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.
Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of each Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.
Shareholder services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.
For the fiscal years ended September 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds to Janus Services for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers. Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.

	2018	2017	2016
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Global & International Equity
Janus Henderson Asia Equity Fund
Class D Shares	$ 25,395	$ 13,886	$ 6,051
Class S Shares	$ 1,250	$ 1,029	$ 826
Class T Shares	$ 6,979	$ 1,905	$ 835
Janus Henderson Emerging Markets Fund
Class D Shares	$ 18,676	$ 6,119(1)	N/A
Class S Shares	$ 2,970	$ 236(1)	N/A
Class T Shares	$ 18,134	$ 5,658(1)	N/A
Janus Henderson European Focus Fund
Class D Shares	$ 3,676	$ 986(1)	N/A
Class S Shares	$ 126	$ 40(1)	N/A
Class T Shares	$ 3,986	$ 484(1)	N/A
Janus Henderson Global Equity Income Fund
Class D Shares	$ 9,308	$ 670(1)	N/A
Class S Shares	$ 317	$ 41(1)	N/A
Class T Shares	$ 137,397	$ 9,093(1)	N/A
Janus Henderson Global Life Sciences Fund
Class D Shares	$ 1,680,964	$ 1,574,089	$ 1,810,840
Class S Shares	$ 45,555	$ 39,103	$ 37,822
Class T Shares	$ 3,067,840	$ 3,194,882	$ 4,154,989
Janus Henderson Global Real Estate Fund
Class D Shares	$ 43,040	$ 43,330	$ 46,712
Class S Shares	$ 6,520	$ 7,291	$ 8,228
Class T Shares	$ 127,456	$ 138,650	$ 190,233
Janus Henderson Global Research Fund
Class D Shares	$ 1,828,250	$ 1,631,680	$ 1,586,905
Class R Shares	$ 15,571	$ 14,282	$ 13,157
Class S Shares	$ 167,307	$ 170,223	$ 172,176
Class T Shares	$ 2,577,662	$ 2,326,000	$ 2,306,763
Janus Henderson Global Select Fund
Class D Shares	$ 1,950,190	$ 1,708,716	$ 1,639,632
Class R Shares	$ 1,144	$ 913	$ 771
Class S Shares	$ 646	$ 870	$ 840
Class T Shares	$ 1,345,960	$ 1,194,618	$ 1,172,366
Janus Henderson Global Technology Fund
Class D Shares	$ 1,676,675	$ 1,148,352	$ 865,404
Class S Shares	$ 15,978	$ 16,192	$ 10,881
Class T Shares	$ 2,026,419	$ 1,192,255	$ 854,626
Janus Henderson Global Value Fund
Class D Shares	$ 105,741	$ 102,523	$ 105,747
Class S Shares	$ 206	$ 115	$ 325
Class T Shares	$ 111,432	$ 129,338	$ 158,076
Janus Henderson International Opportunities Fund
Class D Shares	$ 3,788	$ 601(1)	N/A
Class R Shares	$ 49,394	$ 19,136(1)	N/A
Class S Shares	$ 1,478	$ 41(1)	N/A
Class T Shares	$ 24,435	$ 5,204(1)	N/A
Janus Henderson International Small Cap Fund
Class D Shares	$ 6,063	$ 167(1)	N/A
Class S Shares	$ 142	$ 43(1)	N/A
Class T Shares	$ 1,337	$ 54(1)	N/A
Janus Henderson International Value Fund
Class D Shares	$ 4,660	$ 3,585	$ 3,027
Class S Shares	$ 694	$ 605	$ 559
Class T Shares	$ 3,021	$ 2,159	$ 2,031

	2018	2017	2016
Fund Name	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Janus Henderson Overseas Fund
Class D Shares	$ 883,281	$ 811,352	$ 849,122
Class R Shares	$ 85,643	$ 85,613	$ 99,263
Class S Shares	$ 394,256	$ 378,055	$ 450,449
Class T Shares	$ 1,468,884	$ 1,446,707	$ 1,666,866
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class D Shares	$ 1,995,524	$ 1,768,411	$ 1,707,531
Class R Shares	$ 846,753	$ 817,584	$ 724,486
Class S Shares	$ 1,521,420	$ 1,589,508	$ 1,776,128
Class T Shares	$12,713,952	$11,605,873	$12,204,726
Janus Henderson Contrarian Fund
Class D Shares	$ 2,204,146	$ 2,253,518	$ 2,240,307
Class R Shares	$ 1,662	$ 2,426	$ 2,992
Class S Shares	$ 7,645	$ 9,772	$ 10,576
Class T Shares	$ 1,637,096	$ 1,848,997	$ 2,045,700
Janus Henderson Enterprise Fund
Class D Shares	$ 2,218,598	$ 1,853,032	$ 1,571,022
Class R Shares	$ 416,633	$ 399,761	$ 290,515
Class S Shares	$ 1,480,928	$ 1,338,478	$ 985,894
Class T Shares	$12,272,325	$ 9,359,179	$ 5,930,780
Janus Henderson Forty Fund
Class D Shares(2)	$ 8,667,850	$ 3,280,215	N/A
Class R Shares	$ 308,005	$ 288,374	$ 298,535
Class S Shares	$ 1,310,742	$ 1,277,671	$ 1,426,236
Class T Shares	$ 6,801,665	$ 2,727,875	$ 215,078
Janus Henderson Growth and Income Fund
Class D Shares	$ 4,009,291	$ 3,486,372	$ 3,140,623
Class R Shares	$ 9,857	$ 7,989	$ 6,149
Class S Shares	$ 61,409	$ 58,650	$ 60,531
Class T Shares	$ 4,328,476	$ 3,716,785	$ 3,470,961
Janus Henderson Research Fund
Class D Shares	$11,705,109	$ 6,346,285	$ 3,085,421
Class R Shares(3)	$ 12,292	$ 5,385	N/A
Class S Shares	$ 69,655	$ 34,583	$ 7,520
Class T Shares	$ 8,141,211	$ 5,299,184	$ 3,810,460
Janus Henderson Triton Fund
Class D Shares	$ 1,425,337	$ 1,172,716	$ 1,055,962
Class R Shares	$ 878,670	$ 690,187	$ 547,086
Class S Shares	$ 1,379,108	$ 1,087,504	$ 907,744
Class T Shares	$ 7,559,847	$ 6,512,098	$ 6,147,737
Janus Henderson U.S. Growth Opportunities Fund
Class D Shares	$ 8,536	$ 2,304(1)	N/A
Class S Shares	$ 141	$ 40(1)	N/A
Class T Shares	$ 8,711	$ 41(1)	N/A
Janus Henderson Venture Fund
Class D Shares	$ 2,049,652	$ 1,764,569	$ 1,641,241
Class S Shares	$ 173,781	$ 114,538	$ 73,680
Class T Shares	$ 2,438,658	$ 2,308,527	$ 2,308,108

(1)	The Fund changed its fiscal year from July 31 to September 30 in 2017. Amounts shown reflect fees paid by the Fund for the period June 5, 2017 through September 30, 2017. Information regarding the fees paid by the Fund’s predecessor fund for prior fiscal years is shown in the table below.
(2)	January 27, 2017 (commencement of D Shares) to September 30, 2017.
(3)	January 27, 2017 (commencement of R Shares) to September 30, 2017.
State Street served as administrator to the predecessor funds of Janus Henderson Emerging Markets Fund, Janus Henderson European Focus Fund, Janus Henderson Global Equity Income Fund, Janus Henderson International Opportunities Fund, Janus Henderson International Small Cap Fund, and Janus Henderson U.S. Growth Opportunities Fund. As compensation for the administrative services provided by State Street, each predecessor fund paid State Street an annual administration fee based upon a percentage of the average net assets of such predecessor fund. Because the terms of the predecessor funds’ administration agreement with State Street differ from the terms of the Funds’ administrative services agreement with Janus Services, the administrative services fees paid by the predecessor funds may not be indicative of the administrative services fees paid by the Funds. For the fiscal years ended July 31, unless otherwise noted, the total amounts paid by the predecessor funds’ Class A Shares, Class C Shares, Class I Shares, Class IF Shares, and Class R6 Shares, as applicable, to State Street for administrative services are summarized below.
	2017 (1)	2016
Fund Name	Administrative Services Fees	Administrative Services Fees
Global & International Equity
Janus Henderson Emerging Markets Fund
Class A Shares	$ 2,310	$ 1,427
Class C Shares	$ 1,135	$ 724
Class I Shares	$ 10,545	$ 5,072
Class R6 Shares(2)	$ 418	$ 45
Janus Henderson European Focus Fund
Class A Shares	$ 78,905	$194,761
Class C Shares	$ 44,316	$ 79,007
Class I Shares	$283,849	$547,114
Class R6 Shares(2)	$ 244	$ 223
Janus Henderson Global Equity Income Fund
Class A Shares	$150,656	$170,075
Class C Shares	$198,135	$255,759
Class I Shares	$456,421	$443,151
Class R6 Shares(2)	$ 524	$ 279
Janus Henderson International Opportunities Fund
Class A Shares	$134,973	$321,282
Class C Shares	$ 90,344	$123,211
Class R Shares	$ 6,431	$ 4,030
Class I Shares	$556,488	$631,533
Class IF Shares(3)	$103,742	$ 36,257
Class R6 Shares(2)	$ 248	$ 109
Janus Henderson International Small Cap Fund(4)
Class A Shares	$ —	—
Class C Shares	$ —	—
Class I Shares	$ —	—
Class R6 Shares(2)	$ 576	—
Multi-Asset U.S. Equity
Janus Henderson U.S. Growth Opportunities Fund
Class A Shares	$ 504	$ 535
Class C Shares	$ 38	$ 24
Class I Shares	$ 32	$ 476
Class R6 Shares(2)	$ 1,130	$ 882

(1)	Amounts shown reflect fees paid by each predecessor fund for the period August 1, 2016 through June 4, 2017.
(2)	Class R6 Shares of the predecessor fund were launched on November 30, 2015. Class R6 Shares of the predecessor fund were reorganized into Class N Shares of the Fund following close of business on June 2, 2017.
(3)	Class IF Shares of the predecessor fund were launched on March 31, 2016. Class IF Shares of the predecessor fund were reorganized into Class I Shares of the Fund following close of business on June 2, 2017.
(4)	Janus Henderson International Small Cap Fund commenced operations on December 15, 2016.
Janus Services is compensated for its services related to Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders.
Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.

Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Henderson Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Henderson Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Henderson Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Henderson Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Henderson Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

Securities lending

Certain Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.
During the fiscal year ended September 30, 2018, the securities lending services provided by Deutsche Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Funds upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Funds’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for those Funds that participated in securities lending.
		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities
Global & International Equity
Janus Henderson European Focus Fund	$1,047,202	$ (81,853)	$ (7,290)	$—	$—	$ (16,744)	$—	$ (105,887)	$ 941,315
Janus Henderson Global Life Sciences Fund	$1,467,583	$ (56,879)	$ (41,846)	$—	$—	$ (714,747)	$—	$ (813,472)	$ 654,111
Janus Henderson Global Real Estate Fund	$ 18,385	$ (1,400)	$ (288)	$—	$—	$ (603)	$—	$ (2,290)	$ 16,095
Janus Henderson Global Research Fund	$ 85,723	$ (6,568)	$ (1,200)	$—	$—	$ (2,426)	$—	$ (10,194)	$ 75,529
Janus Henderson Global Select Fund	$ 219,562	$ (15,703)	$ (3,897)	$—	$—	$ (19,375)	$—	$ (38,975)	$ 180,587
Janus Henderson Global Technology Fund	$2,161,309	$(164,072)	$ (16,072)	$—	$—	$ (94,335)	$—	$ (274,479)	$1,886,830
Janus Henderson International Opportunities Fund	$ 714,953	$ (45,824)	$ (8,292)	$—	$—	$ (133,865)	$—	$ (187,981)	$ 526,972
Janus Henderson Overseas Fund	$ 269,938	$ (19,591)	$ (4,194)	$—	$—	$ (20,853)	$—	$ (44,639)	$ 225,300
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$ 32,229	$ (2,312)	$ (1,012)	$—	$—	$ (2,320)	$—	$ (5,643)	$ 26,585
Janus Henderson Contrarian Fund	$ 662,250	$ (31,687)	$ (21,793)	$—	$—	$ (244,371)	$—	$ (297,851)	$ 364,399
Janus Henderson Enterprise Fund	$2,800,106	$ (82,101)	$ (92,580)	$—	$—	$(1,681,269)	$—	$(1,855,950)	$ 944,156
Janus Henderson Forty Fund	$ 99,635	$ (3,019)	$ (2,950)	$—	$—	$ (58,951)	$—	$ (64,920)	$ 34,715
Janus Henderson Triton Fund	$5,237,604	$(258,091)	$(113,184)	$—	$—	$(1,898,278)	$—	$(2,269,553)	$2,968,051
Janus Henderson Venture Fund	$1,649,887	$ (91,989)	$ (34,214)	$—	$—	$ (465,809)	$—	$ (592,012)	$1,057,875

Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Funds, except for Janus Henderson Global Value Fund, Janus Henderson International Value Fund, and Janus Henderson U.S. Growth Opportunities Fund. With respect to Janus Henderson Global Value Fund and Janus Henderson International Value Fund, Janus Capital places all portfolio transactions solely upon Perkins’ direction. With respect to Janus Henderson U.S. Growth Opportunities Fund, Geneva places all portfolio transactions.
Janus Capital and Perkins have a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may pay higher commissions (or charges) for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in establishing commissions on equity transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available established commission rates, prices of securities currently available, and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer at a commission rate (or charge) that is in excess of the commission (or charge) another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission (or charge) was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital with respect to all client accounts. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s and Perkins’ own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital has an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.
Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, allocate transactions among brokers in a manner consistent with its execution policies, which provide that Janus Capital may seek brokers that it has identified as providing execution-related services, research, or research-related products of a particular benefit to Janus Capital’s and Perkins’ clients. Janus Capital has entered into client commission agreements (“CCAs”) and research payment agreements (“RPAs”) with certain broker-dealers pursuant to which Janus Capital may direct the broker-dealers to use a portion of their commissions or collect an additional charge from a Fund to pay themselves, third parties or other broker-dealers that provide Janus Capital and Perkins with brokerage services or research, as permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief. CCAs are established for Funds advised by Janus Capital or subadvised by Perkins, pursuant to which the commission charge generated from orders executed at a broker-dealer is directed into the CCA account established with that broker-dealer. RPAs are established for Funds managed within the European Union, in accordance with Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations, and facilitate the Fund’s payment of a separate charge into the RPA account. Amounts collected in CCA and RPA accounts may be used to pay for brokerage or research services, as directed by Janus Capital and as described above. All uses of CCAs and RPAs by Janus Capital are subject to applicable law and Janus Capital’s best execution obligations. Janus Capital has adopted policies and procedures designed to establish annual research budgets for each strategy based on each strategy’s research requirements and to allocate research costs equitably among accounts within a given strategy, including a Fund. Typically, it is expected that such amounts will equal each account’s proportionate share of the value of the brokerage services or research used by all accounts within the strategy, based on the amount of assets held in each account. Brokerage and research products and services furnished by brokers may, however, be used in servicing any or all of the clients of Janus Capital or Perkins, and such brokerage or research products and services may not necessarily be used by Janus Capital or Perkins in connection with the same accounts that paid the commissions or charges to the broker providing such brokerage or research products and services. In addition, such research products and services may not always be used in connection with management of the Funds. If a research budget for a given strategy is not sufficient to meet such strategy’s research requirements, Janus Capital may periodically adjust such strategy’s budget. Additionally, if the amounts collected in CCA and RPA accounts of a specific strategy are not sufficient to meet such strategy’s research budget, Janus Capital may periodically adjust the commission rates or other amounts paid by such accounts into such CCA and RPA accounts. In the event that amounts collected through CCAs and/or RPAs exceed the amount required to meet such strategy’s research requirements, such amounts may be rolled over to the next period to offset the next year’s research charges for such strategy, or rebated to clients within such strategy in the same proportion as amounts paid.
Janus Capital may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s and Perkins’ receipt of such products and services in connection with step-out or sponsorship transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out or sponsorship transactions and new issue designations when it believes that doing so would not hinder best execution efforts.
When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.
“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Fund or Janus Henderson-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.
Geneva Capital Management
In purchasing and selling portfolio securities for Janus Henderson U.S. Growth Opportunities Fund, Geneva seeks to obtain best execution (obtaining the most favorable price and efficient execution at the time of execution). Geneva may engage broker-dealers on behalf of Janus Henderson U.S. Growth Opportunities Fund who provide research services to Geneva at a commission rate that is higher than another broker may have charged. However, Geneva will only do so if it is determined that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.
Research services furnished to Geneva by brokers that effect securities transactions for Janus Henderson U.S. Growth Opportunities Fund may be used by Geneva in servicing other accounts which Geneva manages. Similarly, research services furnished to Geneva by brokers that effect securities transactions for other accounts which Geneva manages may be used by Geneva in servicing Janus Henderson U.S. Growth Opportunities Fund.
For the fiscal year ended September 30, 2018, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.

Fund Name	Commissions	Transactions
Global & International Equity
Janus Henderson Asia Equity Fund	$ 14,561	$ 43,100,079
Janus Henderson Emerging Markets Fund	$ 23,321	$ 110,241,070
Janus Henderson European Focus Fund	$ 97,402	$ 2,762,608,981
Janus Henderson Global Equity Income Fund	$1,589,890	$15,901,204,756
Janus Henderson Global Life Sciences Fund	$ 930,675	$ 3,056,203,408
Janus Henderson Global Real Estate Fund	$ 115,924	$ 400,857,998
Janus Henderson Global Research Fund	$ 526,980	$ 1,758,133,099
Janus Henderson Global Select Fund	$ 595,587	$ 1,687,013,377
Janus Henderson Global Technology Fund	$ 513,153	$ 1,134,732,961
Janus Henderson Global Value Fund	$ 58,043	$ 119,344,585
Janus Henderson International Opportunities Fund	$ 836,311	$ 5,677,692,477
Janus Henderson International Small Cap Fund	$ 840	$ 33,297,138
Janus Henderson International Value Fund	$ 15,187	$ 22,919,646
Janus Henderson Overseas Fund	$ 506,035	$ 771,255,686
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$ 691,446	$ 5,002,406,700
Janus Henderson Contrarian Fund	$1,049,571	$ 2,794,101,608
Janus Henderson Enterprise Fund	$1,648,799	$ 4,296,998,889
Janus Henderson Forty Fund	$1,643,875	$ 8,256,830,378
Janus Henderson Growth and Income Fund	$ 284,767	$ 1,400,904,674
Janus Henderson Research Fund	$2,360,980	$11,534,490,756
Janus Henderson Triton Fund	$1,552,470	$ 3,640,656,333
Janus Henderson U.S. Growth Opportunities Fund	$ 2,366	$ 11,897,166
Janus Henderson Venture Fund	$ 602,156	$ 1,619,488,489

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended September 30.
Fund Name	2018	2017	2016
Global & International Equity
Janus Henderson Asia Equity Fund	$ 43,989	$ 36,316	$ 18,723
Janus Henderson Emerging Markets Fund	$ 105,919	$ 102,433*	N/A
Janus Henderson European Focus Fund	$1,435,011	$ 387,475*	N/A
Janus Henderson Global Equity Income Fund	$8,597,548	$3,279,908*	N/A
Janus Henderson Global Life Sciences Fund	$1,772,133	$2,169,074	$2,888,969
Janus Henderson Global Real Estate Fund	$ 319,278	$ 115,315	$ 112,487
Janus Henderson Global Research Fund	$ 990,705	$1,981,183	$1,785,694
Janus Henderson Global Select Fund	$1,187,308	$1,788,213	$2,486,827
Janus Henderson Global Technology Fund	$ 789,258	$ 787,043	$ 742,350
Janus Henderson Global Value Fund	$ 110,099	$ 117,755	$ 106,220
Janus Henderson International Opportunities Fund	$3,647,393	$ 955,473*	N/A
Janus Henderson International Small Cap Fund	$ 8,754	$ 3,016*	N/A
Janus Henderson International Value Fund	$ 28,660	$ 47,471	$ 6,216
Janus Henderson Overseas Fund	$1,026,255	$1,821,089	$6,427,968

Fund Name	2018	2017	2016
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	$1,250,894	$2,177,398	$4,459,059
Janus Henderson Contrarian Fund	$2,057,849	$4,416,805	$3,272,120
Janus Henderson Enterprise Fund	$2,379,099	$2,258,824	$2,024,549
Janus Henderson Forty Fund	$2,802,051	$4,137,166	$ 842,458
Janus Henderson Growth and Income Fund	$ 500,511	$ 748,306	$1,137,930
Janus Henderson Research Fund	$4,107,851	$3,561,007	$1,922,592
Janus Henderson Triton Fund	$2,535,473	$2,945,916	$2,025,805
Janus Henderson U.S. Growth Opportunities Fund	$ 4,764	$ 151*	N/A
Janus Henderson Venture Fund	$1,204,620	$1,373,904	$1,207,743

*	The Fund changed its fiscal year from July 31 to September 30 in 2017. Amounts shown reflect fees paid by the Fund for the period August 1, 2017 through September 30, 2017. Information for the Fund’s prior full fiscal years is provided in the table below.
For those Funds that previously had a fiscal year ending July 31, the following table lists the total amount of brokerage commissions paid by such Funds for the fiscal years ended July 31.
Fund Name(1)	2017	2016
Global & International Equity
Janus Henderson Emerging Markets Fund	$ 135,922	$ 65,855
Janus Henderson European Focus Fund	$1,850,112	$2,603,733
Janus Henderson Global Equity Income Fund	$7,778,893	$9,022,375
Janus Henderson International Opportunities Fund	$3,579,151	$4,119,396
Janus Henderson International Small Cap Fund(2)	$ 4,191	—
Multi-Asset U.S. Equity
Janus Henderson U.S. Growth Opportunities Fund	$ 2,337	$ 950

(1)	Information provided for the periods prior to June 5, 2017 reflects amounts paid by each Fund’s predecessor fund to its service providers.
(2)	Janus Henderson International Small Cap Fund commenced operations on December 15, 2016.
Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of September 30, 2018, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund Name	Name of Broker-Dealer	Value of Securities Owned
Global & International Equity
Janus Henderson European Focus Fund	ING Groep NV	$ 22,721,152
Janus Henderson Global Equity Income Fund	ING Groep NV	$142,832,118
	Societe Generale SA	104,603,641
Janus Henderson Global Research Fund	BNP Paribas SA	$ 20,138,169
	ING Groep NV	18,262,625
	JPMorgan Chase & Co	55,225,814
	UBS Group AG	13,820,581
	Wells Fargo & Co	40,502,053
Janus Henderson Global Select Fund	BNP Paribas SA	$ 40,491,793
	Citigroup Inc	88,460,514
	Goldman Sachs Group Inc	69,030,939
Janus Henderson Global Value Fund	ING Financial Markets LLC	$ 23,200,000
	Royal Bank of Scotland Group PLC	1,053,200
	Wells Fargo & Co	8,305,689
Janus Henderson International Opportunities Fund	Credit Agricole SA	$124,022,741
	ING Groep NV	61,671,697

Fund Name	Name of Broker-Dealer	Value of Securities Owned
Janus Henderson International Value Fund	ING Financial Markets	$ 3,700,000
	Royal Bank of Scotland Group PLC	526,729
Janus Henderson Overseas Fund	BNP Paribas SA	$ 61,609,570
	ING Groep NV	39,084,419
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund	BAMLL Commercial Mortgage Securities Trust 2013-WBRK	$ 8,554,997
	BAMLL Commercial Mortgage Securities Trust 2014-FL1	3,602,954
	BAMLL Commercial Mortgage Securities Trust 2014-FL1	909,780
	Bank of America Corp	104,630,696
	Bank of America Corp	38,064,180
	Citibank NA	40,581,679
	Goldman Sachs Capital I	17,283,027
	Goldman Sachs Group Inc	31,860,243
	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 E	4,226,867
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES	4,995,812
	JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI	2,341,188
	JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI	1,534,134
	JP Morgan Mortgage Trust 2018-8	3,613,363
	JPMorgan Chase Bank NA	27,222,611
	JPMorgan Chase Bank NA	12,510,727
	JPMorgan Chase & Co	14,473,178
	JPMorgan Chase & Co	8,907,002
	Morgan Stanley	43,004,973
	Morgan Stanley	7,870,547
	Raymond James Financial Inc	11,246,928
	Raymond James Financial Inc	6,840,262
	Raymond James Financial Inc	5,991,067
	Royal Bank of Canada	15,906,183
Janus Henderson Contrarian Fund	Bank of America Corp	$ 67,043,742
	Citigroup Inc	146,069,025
Janus Henderson Forty Fund	Bank of America Corp	$244,141,177
	Citigroup Inc	171,445,113
Janus Henderson Growth and Income Fund	JPMorgan Chase & Co	$156,991,133
	Morgan Stanley	35,024,785
	Wells Fargo & Co	98,314,531
Janus Henderson U.S. Growth Opportunities Fund	Raymond James Financial Inc	$ 692,216

Shares of the trust

Although Janus Henderson Enterprise Fund, Janus Henderson Triton Fund, and Janus Henderson Venture Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts as described in the Funds’ Prospectuses. Detailed information is also included under “Closed Fund Policies” in this section of the SAI.
Net Asset Value Determination
As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Funds use systematic fair valuation models provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts a Fund’s NAV calculation, Janus Capital will follow the Trust’s net asset value and shareholder account corrections policy.
CLOSED FUND POLICIES
Janus Henderson Enterprise Fund
The Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of JHG and any of its subsidiaries covered under the JHG retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; (vii) certain non-Janus Capital “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of certain wrap programs, including RIAs for fee-based business, may continue to invest in the Fund on behalf of existing shareholders and new investors; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. In addition, new accounts may be permitted in the Fund for certain plans and programs offered in connection with employer-sponsored retirement plans where the retirement plan offered the Fund prior to its closure, or where the retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced, provided such retirement account is funded by April 30, 2017. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.
Janus Henderson Triton Fund
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; (vii) certain non-Janus Capital “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing prior to the Fund’s closing to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.
Janus Henderson Venture Fund
The Fund has limited sales of its shares at this time because Janus Capital and the Trustees believe continued unlimited sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume unlimited sales of its shares at some future date, but it has no present intention to do so.
Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) employer-sponsored retirement plans that are offered through existing retirement platforms, as well as employees of JHG and any of its subsidiaries covered under the JHG retirement plan; (v) Janus Capital encourages its employees to own shares of the Janus Henderson funds, and as such, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus Henderson funds and directors of JHG may also open new accounts in the closed Fund; (vi) Janus Capital “fund of funds,” which is a fund that primarily invests in other Janus Henderson mutual funds, may invest in the Fund; (vii) certain non-Janus Capital “fund of funds” that have an agreement with Janus Capital; (viii) sponsors of wrap or model allocation programs, including RIAs, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; and (ix) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment, and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combinations are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. In addition, new accounts may be permitted in the Fund where Janus Capital committed in writing prior to the Fund’s closing to make the Fund available for certain institutional investors. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Purchases
With the exception of Class D Shares, Class I Shares, and Class N Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.
Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.
Janus Capital has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
Class A Shares
The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Henderson Distributors, the Trust’s distributor, as shown in the table, except where Janus Henderson Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Henderson Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

Amount of Purchase at Offering Price	Sales Charge as a Percentage of Offering Price*	Sales Charge as a Percentage of Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Equity Funds
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.50%	4.71%	3.75%
$100,000 but under $250,000	3.50%	3.63%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.60%
$1,000,000 but under $4,000,000**	0.00%	0.00%	1.00%
$4,000,000 but under $10,000,000**	0.00%	0.00%	0.50%
$10,000,000 and above**	0.00%	0.00%	0.25%
*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus Henderson funds that are offered with a sales charge to take advantage of lower sales charges.
The following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended September 30.
Aggregate Sales Commissions
Fund Name	2018	2017	2016
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ 10,897	$ 5,690	$ 3,963
Janus Henderson Emerging Markets Fund
Class A Shares	$ 30,518	$ 6,918*	N/A
Janus Henderson European Focus Fund
Class A Shares	$ 232,684	$ 70,132*	N/A
Janus Henderson Global Equity Income Fund
Class A Shares	$4,636,257	$ 875,690*	N/A
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 600,766	$ 671,305	$1,467,953
Janus Henderson Global Real Estate Fund
Class A Shares	$ 33,928	$ 11,991	$ 8,671
Janus Henderson Global Research Fund
Class A Shares	$ 9,539	$ 32,175	$ 43,028
Janus Henderson Global Select Fund
Class A Shares	$ 14,781	$ 5,985	$ 3,382
Janus Henderson Global Technology Fund
Class A Shares	$ 514,466	$ 304,970	$ 67,679
Janus Henderson Global Value Fund
Class A Shares	$ 2,133	$ 8,871	$ 13,531
Janus Henderson International Opportunities Fund
Class A Shares	$ 416,347	$ 117,805*	N/A
Janus Henderson International Small Cap Fund
Class A Shares	$ 641	$ —*	N/A
Janus Henderson International Value Fund
Class A Shares	$ 317	$ 296	$ 5
Janus Henderson Overseas Fund
Class A Shares	$ 25,487	$ 3,746	$ 8,419

Aggregate Sales Commissions
Fund Name	2018	2017	2016
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$4,090,391	$1,497,444	$3,203,459
Janus Henderson Contrarian Fund
Class A Shares	$ 31,249	$ 21,931	$ 62,596
Janus Henderson Enterprise Fund
Class A Shares	$ 190,941	$ 897,859	$ 986,144
Janus Henderson Forty Fund
Class A Shares	$ 439,291	$ 394,682	$ 556,336
Janus Henderson Growth and Income Fund
Class A Shares	$ 175,272	$ 64,507	$ 53,383
Janus Henderson Research Fund
Class A Shares	$ 43,062	$ 52,540	$ 111,227
Janus Henderson Triton Fund
Class A Shares	$ 67,870	$ 86,478	$ 117,188
Janus Henderson U.S. Growth Opportunities Fund
Class A Shares	$ 2,417	$ —*	N/A
Janus Henderson Venture Fund
Class A Shares	$ 2,469	$ 1,674	$ 8,995

*	The Fund changed its fiscal year from July 31 to September 30 in 2017. Amounts shown reflect aggregate sales commissions paid by the Fund for the period August 1, 2017 through September 30, 2017. Information for the Fund’s prior full fiscal years is provided in the table below.
For those Funds that previously had a fiscal year ending July 31, the following table shows the aggregate amount of underwriting commissions paid to Janus Henderson Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended July 31, unless otherwise noted.
	Aggregate Sales Commissions
Fund Name(1)	2017	2016
Global & International Equity
Janus Henderson Emerging Markets Fund
Class A	$ 46,317	$ 18,642
Janus Henderson European Focus Fund
Class A	$ 346,915	$1,183,625
Janus Henderson Global Equity Income Fund
Class A	$2,968,203	$3,231,586
Janus Henderson International Opportunities Fund
Class A	$ 509,610	$ 830,270
Janus Henderson International Small Cap Fund(2)
Class A	$ —	$ —
Multi-Asset U.S. Equity
Janus Henderson U.S. Growth Opportunities Fund
Class A	$ 5,898	$ 3,582

(1)	Information provided for the periods prior to June 5, 2017 reflects amounts paid by each Fund’s predecessor fund to its service providers.
(2)	Janus Henderson International Small Cap Fund commenced operations on December 15, 2016.
During the fiscal years ended September 30, Janus Henderson Distributors retained the following upfront sales charges.

Upfront Sales Charges
Fund Name	2018	2017	2016
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ 1,942	$ 778	$ 578
Janus Henderson Emerging Markets Fund
Class A Shares	$ 5,099	$ 1,154*	N/A
Janus Henderson European Focus Fund
Class A Shares	$ 29,610	$ 5,988*	N/A
Janus Henderson Global Equity Income Fund
Class A Shares	$666,443	$136,918*	N/A
Janus Henderson Global Life Sciences Fund
Class A Shares	$ 88,709	$ 83,811	$208,072
Janus Henderson Global Real Estate Fund
Class A Shares	$ 5,776	$ 1,935	$ 1,557
Janus Henderson Global Research Fund
Class A Shares	$ 1,175	$ 2,125	$ 5,516
Janus Henderson Global Select Fund
Class A Shares	$ 2,125	$ 778	$ 438
Janus Henderson Global Technology Fund
Class A Shares	$ 78,671	$ 46,396	$ 11,454
Janus Henderson Global Value Fund
Class A Shares	$ 336	$ 822	$ 1,863
Janus Henderson International Opportunities Fund
Class A Shares	$ 59,324	$ 16,460*	N/A
Janus Henderson International Small Cap Fund
Class A Shares	$ 107	$ —*	N/A
Janus Henderson International Value Fund
Class A Shares	$ 55	$ 39	$ —
Janus Henderson Overseas Fund
Class A Shares	$ 2,381	$ 606	$ 1,302
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$574,522	$224,255	$479,828
Janus Henderson Contrarian Fund
Class A Shares	$ 4,385	$ 3,383	$ 8,377
Janus Henderson Enterprise Fund
Class A Shares	$ 28,870	$130,076	$133,332
Janus Henderson Forty Fund
Class A Shares	$ 63,592	$ 53,580	$ 73,752
Janus Henderson Growth and Income Fund
Class A Shares	$ 21,468	$ 10,181	$ 8,741
Janus Henderson Research Fund
Class A Shares	$ 6,338	$ 8,245	$ 16,719
Janus Henderson Triton Fund
Class A Shares	$ 10,859	$ 12,205	$ 17,624
Janus Henderson U.S. Growth Opportunities Fund
Class A Shares	$ 317	$ —*	N/A
Janus Henderson Venture Fund
Class A Shares	$ 412	$ 245	$ 579

*	The Fund changed its fiscal year from July 31 to September 30 in 2017. Amounts shown reflect amounts retained for the period August 1, 2017 through September 30, 2017. Information for the Fund’s prior full fiscal years is provided in the table below.

For those Funds that previously had a fiscal year ending July 31, during the fiscal years ended July 31, unless otherwise noted, Janus Henderson Distributors retained the following upfront sales charges.
	Upfront Sales Charges
Fund Name(1)	2017	2016
Global & International Equity
Janus Henderson Emerging Market Fund
Class A Shares	$ 42,401	$ 1,919
Janus Henderson European Focus Fund
Class A Shares	$ 42,400	$114,253
Janus Henderson Global Equity Income Fund
Class A Shares	$310,361	$299,169
Janus Henderson International Opportunities Fund
Class A Shares	$ 57,351	$ 83,882
Janus Henderson International Small Cap Fund(2)
Class A Shares	$ —	—
Multi-Asset U.S. Equity
Janus Henderson U.S. Growth Opportunities Fund
Class A Shares	$ 359	$ 380

(1)	Information provided for the periods prior to June 5, 2017 reflects amounts paid by each Fund’s predecessor fund to its service providers.
(2)	Janus Henderson International Small Cap Fund commenced operations on December 15, 2016.
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares
Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.
Janus Henderson Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.
Commission on Class C Shares
Janus Henderson Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
Distribution and Shareholder Servicing Plans
Class A Shares, Class R Shares, and Class S Shares
As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Henderson Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.
Class C Shares
As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.
The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Henderson Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.
Janus Henderson Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Henderson Distributors may, pursuant to a written agreement between Janus Henderson Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.
For the fiscal year ended September 30, 2018, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds in total paid $64,288,724 to Janus Henderson Distributors (substantially all of which Janus Henderson Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ 6	$ 79	$ 2,108
Class C Shares	$ 6	$ 80	$ 2,572
Class S Shares	$ 0	$ 78	$ 52
Janus Henderson Emerging Markets Fund
Class A Shares	$ 109	$ 47	$ 40,255
Class C Shares	$ 59	$ 26	$ 67,817
Class S Shares	$ 7	$ 3	$ 2,537
Janus Henderson European Focus Fund
Class A Shares	$1,472	$ 764	$ 565,773
Class C Shares	$1,069	$ 546	$ 1,464,458
Class S Shares	$ 0	$ 75	$ 0

Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson Global Equity Income Fund
Class A Shares	$5,842	$2,587	$ 2,184,803
Class C Shares	$7,711	$3,315	$ 8,545,521
Class S Shares	$ 1	$ 19	$ 258
Janus Henderson Global Life Sciences Fund
Class A Shares	$1,234	$ 598	$ 454,564
Class C Shares	$1,180	$ 576	$ 1,498,367
Class S Shares	$ 124	$ 128	$ 45,623
Janus Henderson Global Real Estate Fund
Class A Shares	$ 34	$ 200	$ 12,718
Class C Shares	$ 46	$ 205	$ 54,656
Class S Shares	$ 18	$ 193	$ 6,466
Janus Henderson Global Research Fund
Class A Shares	$ 107	$ 120	$ 39,319
Class C Shares	$ 58	$ 99	$ 77,363
Class R Shares	$ 43	$ 92	$ 31,176
Class S Shares	$ 463	$ 274	$ 167,187
Janus Henderson Global Select Fund
Class A Shares	$ 30	$ 88	$ 11,385
Class C Shares	$ 18	$ 82	$ 25,950
Class R Shares	$ 3	$ 76	$ 2,294
Class S Shares	$ 2	$ 75	$ 646
Janus Henderson Global Technology Fund
Class A Shares	$ 830	$ 431	$ 313,317
Class C Shares	$ 531	$ 299	$ 653,465
Class S Shares	$ 43	$ 93	$ 16,039
Janus Henderson Global Value Fund
Class A Shares	$ 26	$ 110	$ 9,251
Class C Shares	$ 43	$ 117	$ 60,133
Class S Shares	$ 0	$ 99	$ 142
Janus Henderson International Opportunities Fund
Class A Shares	$3,898	$1,723	$ 1,424,746
Class C Shares	$2,728	$1,195	$ 3,683,874
Class R Shares	$ 138	$ 62	$ 91,344
Class S Shares	$ 3	$ 1	$ 1,644
Janus Henderson International Small Cap Fund
Class A Shares	$ 0	$ 0	$ 21
Class C Shares	$ 0	$ 0	$ 16
Class S Shares	$ 0	$ 0	$ 0
Janus Henderson International Value Fund
Class A Shares	$ 1	$ 98	$ 250
Class C Shares	$ 1	$ 99	$ 1,067
Class S Shares	$ 0	$ 98	$ 89
Janus Henderson Overseas Fund
Class A Shares	$ 130	$ 130	$ 46,685
Class C Shares	$ 94	$ 115	$ 138,913
Class R Shares	$ 237	$ 176	$ 171,238
Class S Shares	$1,084	$ 541	$ 394,702
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$4,506	$2,004	$ 1,659,677
Class C Shares	$9,491	$4,101	$11,552,689
Class R Shares	$2,325	$1,082	$ 1,687,682
Class S Shares	$4,183	$1,887	$ 1,523,783

Fund Name	Advertising and Literature	Prospectus Preparation, Printing and Mailing	Payment to Brokers
Janus Henderson Contrarian Fund
Class A Shares	$ 93	$ 172	$ 34,682
Class C Shares	$ 153	$ 198	$ 205,216
Class R Shares	$ 4	$ 134	$ 3,334
Class S Shares	$ 21	$ 142	$ 7,592
Janus Henderson Enterprise Fund
Class A Shares	$4,408	$1,958	$ 1,610,581
Class C Shares	$1,743	$ 825	$ 2,300,879
Class R Shares	$1,151	$ 576	$ 831,064
Class S Shares	$4,045	$1,807	$ 1,479,619
Janus Henderson Forty Fund
Class A Shares	$1,491	$ 723	$ 551,506
Class C Shares	$1,604	$ 771	$ 1,958,314
Class R Shares	$ 841	$ 442	$ 614,058
Class S Shares	$3,565	$1,613	$ 1,309,388
Janus Henderson Growth and Income Fund
Class A Shares	$ 169	$ 149	$ 64,837
Class C Shares	$ 153	$ 143	$ 195,256
Class R Shares	$ 26	$ 89	$ 19,843
Class S Shares	$ 152	$ 150	$ 61,384
Janus Henderson Research Fund
Class A Shares	$ 173	$ 155	$ 65,484
Class C Shares	$ 179	$ 155	$ 226,518
Class R Shares	$ 33	$ 15	$ 20,855
Class S Shares	$ 190	$ 161	$ 69,576
Janus Henderson Triton Fund
Class A Shares	$3,687	$1,643	$ 1,341,673
Class C Shares	$1,490	$ 717	$ 2,072,659
Class R Shares	$2,375	$1,083	$ 1,746,382
Class S Shares	$3,744	$1,657	$ 1,378,438
Janus Henderson U.S. Growth Opportunities Fund
Class A Shares	$ 15	$ 23	$ 5,646
Class C Shares	$ 1	$ 17	$ 2,148
Class S Shares	$ 0	$ 17	$ 0
Janus Henderson Venture Fund
Class A Shares	$ 160	$ 145	$ 60,906
Class C Shares	$ 87	$ 116	$ 125,020
Class S Shares	$ 466	$ 272	$ 174,309

Redemptions
Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares and Class N Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus Capital affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Fund’s expense ratio.
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Fund makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash and the subsequent sale of securities received in-kind may result in taxable gains for federal income tax purposes.
The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Class A Shares
A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.
Class C Shares
A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.
For the fiscal years ended September 30, the total amounts received by Janus Henderson Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.

Contingent Deferred Sales Charges
Fund Name	2018	2017	2016
Global & International Equity
Janus Henderson Asia Equity Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ —	$ 100	$ —
Janus Henderson Emerging Markets Fund
Class A Shares	$ —	$ —*	N/A
Class C Shares	$ 1,491	$ 19*	N/A
Janus Henderson European Focus Fund
Class A Shares	$ 1,680	$ —*	N/A
Class C Shares	$ 8,199	$ 1,113*	N/A
Janus Henderson Global Equity Income Fund
Class A Shares	$ 19,847	$ 1,961*	N/A
Class C Shares	$ 95,009	$ 9,085*	N/A
Janus Henderson Global Life Sciences Fund
Class A Shares	$ —	$ 2,972	$ 40,616
Class C Shares	$ 11,512	$ 31,454	$121,160
Janus Henderson Global Real Estate Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 570	$ 137	$ 1,785
Janus Henderson Global Research Fund
Class A Shares	$ —	$ —	$ 1,940
Class C Shares	$ 335	$ 1,182	$ 2,236
Janus Henderson Global Select Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ —	$ 23	$ 82
Janus Henderson Global Technology Fund
Class A Shares	$ 5,558	$ 152	$ —
Class C Shares	$ 6,794	$ 699	$ 2,748
Janus Henderson Global Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 550	$ 534	$ 2,307
Janus Henderson International Opportunities Fund
Class A Shares	$ 253	$ —*	N/A
Class C Shares	$ 21,697	$ 5,066*	N/A
Janus Henderson International Small Cap Fund
Class A Shares	$ —	$ —*	N/A
Class C Shares	$ —	$ —*	N/A
Janus Henderson International Value Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ —	$ —	$ 26
Janus Henderson Overseas Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 105	$ 257	$ 545

Contingent Deferred Sales Charges
Fund Name	2018	2017	2016
Multi-Asset U.S. Equity
Janus Henderson Balanced Fund
Class A Shares	$ 30	$ 3,544	$ 3,373
Class C Shares	$105,722	$178,138	$247,940
Janus Henderson Contrarian Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 514	$ 3,879	$ 28,701
Janus Henderson Enterprise Fund
Class A Shares	$ —	$ 139	$ —
Class C Shares	$ 13,053	$ 60,015	$ 18,943
Janus Henderson Forty Fund
Class A Shares	$ —	$ 850	$ 1,453
Class C Shares	$ 11,931	$ 17,498	$ 21,650
Janus Henderson Growth and Income Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 1,004	$ 1,349	$ 407
Janus Henderson Research Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 1,070	$ 4,318	$ 3,573
Janus Henderson Triton Fund
Class A Shares	$ —	$ 122	$ 8
Class C Shares	$ 3,440	$ 4,423	$ 22,467
Janus Henderson U.S. Growth Opportunities Fund
Class A Shares	$ —	$ —*	N/A
Class C Shares	$ —	$ —*	N/A
Janus Henderson Venture Fund
Class A Shares	$ —	$ —	$ —
Class C Shares	$ 893	$ 356	$ 5,049

*	The Fund changed its fiscal year from July 31 to September 30 in 2017. Amounts shown reflect amounts paid for the period August 1, 2017 through September 30, 2017. Information for the Fund’s prior full fiscal years is provided in the table below.
For those Funds that previously had a fiscal year ending July 31, for the fiscal years ended July 31, unless otherwise noted, the total amounts received by Janus Henderson Distributors, the distributor to the Funds, from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares of the Funds are summarized below.
	Contingent Deferred Sales Charges
Fund Name(1)	2017	2016
Global & International Equity
Janus Henderson Emerging Markets Fund
Class A Shares	$ 6,711	$ 1,844
Class C Shares	$ 1,028	$ 120
Janus Henderson European Focus Fund
Class A Shares	$ 7,062	$ 79,554
Class C Shares	$36,484	$111,481
Janus Henderson Global Equity Income Fund
Class A Shares	$72,514	$ 21,554
Class C Shares	$79,075	$130,025
Janus Henderson International Opportunities Fund
Class A Shares	$ 7,223	$ 17,596
Class C Shares	$38,890	$ 56,781
Janus Henderson International Small Cap Fund(2)
Class A Shares	$ —	$ —
Class C Shares	$ 130	$ —

	Contingent Deferred Sales Charges
Fund Name(1)	2017	2016
Multi-Asset U.S. Equity
Janus Henderson U.S. Growth Opportunities Fund
Class A Shares	$ —	$ —
Class C Shares	$ —	$ —

(1)	Information provided for the periods prior to June 5, 2017 reflects amounts paid by each Fund’s predecessor fund to its service providers.
(2)	Janus Henderson International Small Cap Fund commenced operations on December 15, 2016.
Processing or Service Fees
Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.
It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. With the exception of Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Balanced Fund, and Janus Henderson Growth and Income Fund, each Fund declares and makes annual distributions of net investment income (if any). Janus Henderson Global Equity Income Fund, Janus Henderson Global Real Estate Fund, Janus Henderson Balanced Fund, and Janus Henderson Growth and Income Fund declare and make quarterly distributions of net investment income.
Fund Taxation
The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid the 4% federal excise tax, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
A Fund’s investments in lower-rated or unrated debt securities may present issues for that Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.
Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
A Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact a Fund’s performance.
For taxable years beginning after December 31, 2017 and before January 1, 2026, ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Internal Revenue Code currently does not contain a provision permitting a regulated investment company to pass the special character of this income through to its shareholders. As a result, direct investors in REITs may be entitled to this deduction while investors that invest in a Fund that invests in REITs will not.
Please note that shareholders of Janus Henderson Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year.

As discussed above, certain Funds’ investments in REITs may require a Fund to pass through certain “excess inclusion income” as “unrelated business taxable income” (“UBTI”). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in a Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.
The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Funds.
Shareholder Taxation
All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.
Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his, her or its investment within a family of mutual funds.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 60 series or funds.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016). Formerly, Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	60	Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Trustee of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Principal, Principal Curam Holdings (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	60	Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	60	Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016); Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016), and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	60	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	60	Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); and Director of Frank Russell Company (global asset management firm) (2008-2013).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	60	None
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	60	Formerly, Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017); Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006); and Treasurer for Driehaus Mutual Funds (1996-2002).
Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	60	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Shirley Ryan Ability Lab and Wrapports, LLC (digital communications company). Formerly, Director of Walmart (until 2017), Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Guy Barnard 151 Detroit Street Denver, CO 80206 DOB: 1981	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors. Formerly, Deputy Head of Global Property Equities (2012-2014).
Ollie Beckett 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson International Small Cap Fund	6/17-Present (predecessor fund: since 12/16)	Fund Manager of European Equites of Janus Henderson Investors.
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	7/14-Present 12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michael Cahoon 151 Detroit Street Denver, CO 80206 DOB: 1988	Executive Vice President and Co-Portfolio Manager Janus Henderson Emerging Markets Fund	6/17-Present (predecessor fund: since 2/16)	Portfolio Manager, Global Emerging Markets of Janus Henderson Investors. Formerly, Analyst (2013-2015) at Ashmore Group.
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	5/13-Present 5/13-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).
Nicholas Cowley 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund: since 12/12)	Investment Manager, Global Emerging Markets Equities of Janus Henderson Investors.
Alex Crooke 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since inception 11/06)	Co-Head of Equities – EMEA and Asia Pacific of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Global Equity Income and Specialist Equities (2013-2018).
Job Curtis 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since inception 11/06)	Director of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Lars Dollmann 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson European Focus Fund	7/18-Present	EMEA EM Fund Manager of Janus Henderson Investors. Formerly, Senior Portfolio Manager at Adelphi Capital LLP (2007-2015).
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Glen Finegan 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Emerging Markets Fund Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund: since 3/15) 6/17-Present (predecessor fund: since 8/15)	Head of Global Emerging Markets Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Investment Manager at First State Stewart (formerly First State Investments) (2009-2014).
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
Tim Gibson 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Real Estate Fund	6/17-Present	Co-Head of Global Property Equities of Janus Henderson Investors (since 2014).
Andrew Gillan 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager
Janus Henderson Asia Equity Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson International Opportunities Fund
Executive Vice President and Co-Portfolio Manager
	Janus Henderson International Small Cap Fund	6/17-Present 6/17-Present (predecessor fund: since 6/14) 6/17-Present (predecessor fund: since 12/16)	Head of Asia (ex-Japan) Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Senior Investment Manager at Aberdeen Asset Management (2001-2013).
Junichi Inoue 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund: since 1/17)	Head of Japanese Equities of Janus Henderson Investors. Formerly, Fund Manager at DIAM Asset Management (2012-2016).
Mervyn Koh 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Henderson Asia Equity Fund	6/17-Present	Portfolio Manager on the Asia Equity strategy of Janus Henderson Investors. Formerly, Vice President of Emerging Markets Group of Franklin Templeton Investments (2010-2015).
Yun Young Lee 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson International Small Cap Fund	6/17-Present (predecessor fund: since inception 12/16)	Manager for Japanese Equities of Janus Henderson Investors.
Ben Lofthouse 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Equity Income Fund	6/17-Present (predecessor fund: since 11/14)	Head of Global Equity Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Ethan Lovell 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	1/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	1/18-Present 1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Gordon Mackay 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	1/18-Present (predecessor fund: since 10/16)	Formerly, Senior Investment Analyst at Speirs & Jeffrey Ltd. (2014-2016) and Portfolio Manager at Ignis Asset Management (2004-2014).
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Select Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Overseas Fund	8/12-Present 1/16-Present	Co-Head of Equities - Americas of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Paul O’Connor 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund: since 4/16)	Head of Multi-Asset of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Head of Asset Allocation at Mercer Partners (2011-2013).
Stephen Peak 151 Detroit Street Denver, CO 80206 DOB: 1957	Executive Vice President and Co-Portfolio Manager Janus Henderson European Focus Fund Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund: since 8/01) 6/17-Present (predecessor fund: since 8/01)	Director of International Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund	5/05-Present 11/07-Present	Portfolio Manager for other Janus Henderson accounts.
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	6/13-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).
James Ross 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	1/18-Present	Fund Manager of European Equities of Janus Henderson Investors.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund Executive Vice President and Portfolio Manager Janus Henderson Contrarian Fund	1/16-Present 7/17-Present	Portfolio Manager for other Janus Henderson accounts. Formerly, Associate Portfolio Manager at Thornburg Investment Management (2012-2013).
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Sheridan 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Henderson International Small Cap Fund	6/17-Present (predecessor fund: since 12/16)	Fund Manager of European Equities of Janus Henderson Investors.
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present 7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Ian Warmerdam 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Henderson International Opportunities Fund	6/17-Present (predecessor fund: since 8/01)	Director of Global Growth Equities of Janus Henderson Investors.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Head of U.S. Fundamental Fixed Income of Janus Henderson and Portfolio Manager for other Janus Henderson accounts.
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Global Research Fund Executive Vice President Janus Henderson Research Fund	12/14-Present 12/14-Present	Director of Research of Janus Capital, and Portfolio Manager for other Janus Henderson accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for Janus Capital.
Garth Yettick 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager
Janus Henderson Global Select Fund
Executive Vice President and Co-Portfolio Manager
Janus Henderson Overseas Fund
Co-Portfolio Manager Janus Henderson Global
	Technology Fund	1/18-Present 1/18-Present 12/18-Present	Portfolio Manager for other Janus Henderson accounts.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of Intech Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

Alan A. Brown:  Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.
William D. Cvengros:  Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.
Raudline Etienne:  Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Fund Independent Trustee since 2016.
William F. McCalpin:  Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.
Gary A. Poliner:  Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.
William D. Stewart:  Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.
Diane L. Wallace:  Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Fund Independent Trustee since 2017.
Linda S. Wolf:  Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.

Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended September 30, 2018
Audit Committee	Reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CEN, Form N-CSR, Form N-PORT, and Form N-Q filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor, which performs the audits of the Trust’s financial statements, regular meetings and communication with relevant personnel at Janus Capital and the independent auditor, and preapproval of all audit and nonaudit services. The Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Committee receives reports from Janus Capital’s enterprise risk management and internal audit departments.	William D. Cvengros (Chair) Gary A. Poliner William D. Stewart Diane L. Wallace	7
Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions, oversees the implementation of the policies of Janus Capital and any subadviser on behalf of the Trust, and reviews reports provided with respect to compliance with such policies.	Alan A. Brown (Chair) Gary A. Poliner William D. Stewart	4
Investment Oversight Committee	Oversees the investment activities of the Trust’s funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to the Fund(s) to review the investment performance, investment risk characteristics, and strategies of the Fund(s) in light of its stated investment objectives and policies. The Committee reviews various matters related to the operations of the Janus Henderson money market funds, including the review of reports related to such operations, compliance with the Trust’s Money Market Fund Procedures, and Rule 2a-7 under the 1940 Act.	Raudline Etienne (Chair) Alan A. Brown William D. Cvengros William F. McCalpin Gary A. Poliner William D. Stewart Diane L. Wallace Linda S. Wolf	6

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended September 30, 2018
Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust and compliance with any conditions included in any exemptive order of the SEC or other orders and settlement agreements applicable to the Trust, reviews reports and other materials related to such compliance, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. The Committee also monitors the performance of legal counsel employed by the Trust, oversees administration of the Trust’s insurance program, and oversees the administration of the Trust’s securities lending program.	Gary A. Poliner (Chair) Alan A. Brown William F. McCalpin Diane L. Wallace	9
Nominating and Governance Committee	Identifies and recommends individuals for Trustee membership, recommends an independent Trustee to serve as Board Chair, consults with Fund officers and the Board Chair in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. The Committee also leads the Trustees’ annual self-assessment process.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin	5
Pricing Committee	Reviews and approves, or disapproves or ratifies, fair valuation determinations and valuation methodologies, determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also provides oversight of all types of derivative instruments used by the Trust and the currency hedging activities of the Trust, reviews the reasonableness of valuation procedures, management’s adherence to such procedures, the adequacy of supporting documentation, the frequency and magnitude of pricing errors, and other matters related to pricing the Funds’ securities.	William D. Cvengros (Chair) Raudline Etienne William D. Stewart	6

Board Oversight of Risk Management
Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board.
Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus Henderson fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus Henderson fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus Henderson funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
As of December 31, 2018, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).
Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
William F. McCalpin	Janus Henderson Asia Equity Fund	$50,001-$100,000	Over $100,000(1)
	Janus Henderson Global Life Sciences Fund	$10,001-$50,000
	Janus Henderson Global Real Estate Fund	$10,001-$50,000
	Janus Henderson Global Research Fund	Over $100,000
	Janus Henderson Global Technology Fund	$50,001-$100,000
	Janus Henderson International Small Cap Fund	$1-$10,000
	Janus Henderson Overseas Fund	$50,001-$100,000
	Janus Henderson Balanced Fund	Over $100,000
	Janus Henderson Enterprise Fund	$50,001-$100,000
Alan A. Brown	Janus Henderson Overseas Fund	$10,001-$50,000	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Research Fund	$10,001-$50,000
	Janus Henderson Triton Fund	$50,001-100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees (cont’d.)
William D. Cvengros	Janus Henderson Global Life Sciences Fund	Over $100,000	Over $100,000
	Janus Henderson Global Value Fund	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Research Fund	$1-$10,000
	Janus Henderson Triton Fund	$1-$10,000
Raudline Etienne	Janus Henderson Global Real Estate Fund	$10,001-$50,000	$50,001-$100,000 (1)
	Janus Henderson Global Technology Fund	$1-$10,000
	Janus Henderson Research Fund	$1-$10,000
Gary A. Poliner	Janus Henderson Global Real Estate Fund	$50,001-$100,000	Over $100,000(1)
	Janus Henderson Global Research Fund	Over $100,000
	Janus Henderson Global Select Fund	$50,001-$100,000
	Janus Henderson Overseas Fund	$50,001-$100,000
	Janus Henderson Contrarian Fund	$50,001-$100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Growth and Income Fund	Over $100,000
	Janus Henderson Triton Fund	Over $100,000
James T. Rothe(2)	Janus Henderson Global Life Sciences Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Global Technology Fund	Over $100,000
	Janus Henderson Balanced Fund	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Triton Fund	$50,001-$100,000
William D. Stewart	Janus Henderson Global Life Sciences Fund	$10,001-$50,000	Over $100,000
	Janus Henderson Global Research Fund	$1-$10,000
	Janus Henderson Global Technology Fund	Over $100,000
	Janus Henderson Enterprise Fund	$50,001-$100,000
	Janus Henderson Forty Fund	$10,001-$50,000
	Janus Henderson Growth and Income Fund	$50,001-$100,000
	Janus Henderson Triton Fund	Over $100,000
Diane L Wallace	Janus Henderson Emerging Markets Fund	Over $100,000	Over $100,000
	Janus Henderson Global Equity Income Fund	Over $100,000
	Janus Henderson Global Select Fund	$10,001-$50,000
	Janus Henderson Growth and Income Fund	$10,001-$50,000
Linda S. Wolf	Janus Henderson Global Life Sciences Fund	Over $100,000	Over $100,000(1)
	Janus Henderson Balanced Fund	Over $100,000
	Janus Henderson Contrarian Fund	Over $100,000
	Janus Henderson Enterprise Fund	Over $100,000
	Janus Henderson Forty Fund	$50,001-$100,000
	Janus Henderson Triton Fund	Over $100,000

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
(2)	James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Henderson Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Henderson Funds. Effective January 1, 2006, the Trustees

established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).
Name of Person, Position	Aggregate Compensation from the Funds for fiscal year ended September 30, 2018	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2018(1)(2)
Independent Trustees
William F. McCalpin, Chairman and Trustee(3)(4)	$315,631	$495,125
Alan A. Brown, Trustee(4)	$242,536	$387,500
William D. Cvengros, Trustee(4)	$258,653	$406,500
Raudline Etienne, Trustee(4)	$244,208	$380,000
Gary A. Poliner, Trustee(4)	$244,017	$389,500
James T. Rothe, Trustee(5)	$232,782	$362,000
William D. Stewart, Trustee(4)	$246,591	$389,000
Diane L. Wallace, Trustee	$240,292	$383,000
Linda S. Wolf, Trustee(4)	$241,769	$394,500

(1)	For all Trustees, includes compensation for service on the boards of two Janus Capital trusts comprised of 60 portfolios.
(2)	Total Compensation received from the Janus Henderson Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $123,875, Raudline Etienne $38,000, Gary A. Poliner $389,500, and James T. Rothe $72,400.
(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Henderson Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.
(5)	James T. Rothe retired from his role as Independent Trustee, effective December 31, 2018.

Janus Henderson Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of September 30, 2018. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Acker	Number of Other Accounts Managed	None	1	7 (1)
	Assets in Other Accounts Managed	None	$2,424.76M	$3,299.52M
Guy Barnard	Number of Other Accounts Managed	None	5 (2)	3
	Assets in Other Accounts Managed	None	$ 990.20M	$ 203.66M
Ollie Beckett	Number of Other Accounts Managed	None	4 (3)	3 (4)
	Assets in Other Accounts Managed	None	$2,313.03M	$ 410.31M
Jeremiah Buckley	Number of Other Accounts Managed	4	2	16
	Assets in Other Accounts Managed	$ 6,509.08M	$1,709.39M	$1,816.24M
Michael Cahoon	Number of Other Accounts Managed	1	2	1
	Assets in Other Accounts Managed	$ 114.26M	$ 148.79M	$ 66.08M
Jonathan D. Coleman	Number of Other Accounts Managed	2	1	7 (5)
	Assets in Other Accounts Managed	$ 388.11M	$ 280.24M	$ 925.21M
Nicholas Cowley	Number of Other Accounts Managed	None	1	2
	Assets in Other Accounts Managed	None	$ 58.93M	$1,307.18M
Alex Crooke	Number of Other Accounts Managed	1	3 (6)	2
	Assets in Other Accounts Managed	$ 183.36M	$2,886.19M	$ 458.37M

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Job Curtis	Number of Other Accounts Managed	1	2	None
	Assets in Other Accounts Managed	$ 183.36M	$3,081.28M	None
Brian Demain	Number of Other Accounts Managed	6	None	7
	Assets in Other Accounts Managed	$ 3,972.14M	None	$1,818.20M
Lars Dollmann(7)	Number of Other Accounts Managed	None	2 (8)	None
	Assets in Other Accounts Managed	None	$ 17.80M	None
Glen Finegan	Number of Other Accounts Managed	1	6	10 (9)
	Assets in Other Accounts Managed	$ 114.26M	$ 914.11M	$2,480.24M
Denny Fish	Number of Other Accounts Managed	1	1	2 (10)
	Assets in Other Accounts Managed	$ 482.63M	$ 188.86M	$2,889.06M
Tim Gibson	Number of Other Accounts Managed	None	3 (11)	None
	Assets in Other Accounts Managed	None	$ 468.16M	None
Andrew Gillan	Number of Other Accounts Managed	None	2 (12)	None
	Assets in Other Accounts Managed	None	$ 321.31M	None
Junichi Inoue	Number of Other Accounts Managed	None	2 (13)	None
	Assets in Other Accounts Managed	None	$ 68.07M	None
Mervyn Koh	Number of Other Accounts Managed	None	1	None
	Assets in Other Accounts Managed	None	$ 297.51M	None
Yun Young Lee	Number of Other Accounts Managed	None	1 (14)	2
	Assets in Other Accounts Managed	None	$ 487.15M	$ 122.34M
Ben Lofthouse	Number of Other Accounts Managed	1	4 (15)	2
	Assets in Other Accounts Managed	$ 183.36M	$1,452.07M	$ 75.04M
Ethan Lovell	Number of Other Accounts Managed	None	1	7 (1)
	Assets in Other Accounts Managed	None	$2,424.76M	$3,299.52M
Julian McManus	Number of Other Accounts Managed	1 (16)	None	1
	Assets in Other Accounts Managed	$ 742.97M	None	$ 15.47M
Gordon Mackay	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
George P. Maris	Number of Other Accounts Managed	1 (16)	None	1
	Assets in Other Accounts Managed	$ 742.97M	None	$ 15.47M
Paul O’Connor	Number of Other Accounts Managed	1	3	1 (17)
	Assets in Other Accounts Managed	$ 12.19M	$ 125.66M	$ 678.85M
Stephen Peak	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Marc Pinto	Number of Other Accounts Managed	4	2	16
	Assets in Other Accounts Managed	$ 6,509.08M	$1,709.39M	$1,816.24M
A. Douglas Rao	Number of Other Accounts Managed	4 (18)	4	6
	Assets in Other Accounts Managed	$ 1,673.46M	$ 775.69M	$1,619.66M
James Ross	Number of Other Accounts Managed	None	1	1 (19)
	Assets in Other Accounts Managed	None	$ 584.30M	$ 17.26M
Mayur Saigal	Number of Other Accounts Managed	7	7	24 (20)
	Assets in Other Accounts Managed	$15,542.00M	$2,733.87M	$7,995.18M
Nick Schommer	Number of Other Accounts Managed	4 (18)	5	8
	Assets in Other Accounts Managed	$ 1,673.46M	$ 798.58M	$1,623.64M
Nick Sheridan	Number of Other Accounts Managed	None	3 (21)	1
	Assets in Other Accounts Managed	None	$3,771.72M	$ 418.39M
Scott Stutzman	Number of Other Accounts Managed	2	1	7 (5)
	Assets in Other Accounts Managed	$ 388.11M	$ 280.24M	$ 925.21M
Ian Warmerdam	Number of Other Accounts Managed	None	2	4
	Assets in Other Accounts Managed	None	$1,103.94M	$1,361.03M
Darrell Watters	Number of Other Accounts Managed	8	10 (22)	25 (20)
	Assets in Other Accounts Managed	$17,013.58M	$3,345.78M	$8,045.06M
Carmel Wellso	Number of Other Accounts Managed	6 (23)	6	18
	Assets in Other Accounts Managed	$ 1,575.81M	$1,129.39M	$1,974.35M

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Cody Wheaton	Number of Other Accounts Managed	6	None	7
	Assets in Other Accounts Managed	$ 3,972.14M	None	$1,818.20M
Garth Yettick(24)	Number of Other Accounts Managed	1 (16)	None	1
	Assets in Other Accounts Managed	$ 742.97M	None	$ 15.47M

(1)	One of the accounts included in the total, consisting of $1,411.85M of the total assets of the category, has a performance-based advisory fee.
(2)	Two of the accounts included in the total, consisting of $877.08M of the total assets of the category, have performance-based advisory fees.
(3)	Two of the accounts included in the total, consisting of $1,738.65M of the total assets of the category, have performance-based advisory fees.
(4)	One of the accounts included in the total, consisting of $250.40M of the total assets of the category, has a performance-based advisory fee.
(5)	One of the accounts included in the total, consisting of $464.43M of the total assets of the category, has a performance-based advisory fee.
(6)	One of the accounts included in the total, consisting of $313.68M of the total assets of the category, has a performance-based advisory fee.
(7)	Effective July 1, 2018, Co-Portfolio Manager Lars Dollmann assumed shared responsibility for the day-to-day management of Janus Henderson European Focus Fund.
(8)	One of the accounts included in the total, consisting of $2.44M of the total assets of the category, has a performance-based advisory fee.
(9)	One of the accounts included in the total, consisting of $105.65M of the total assets of the category, has a performance-based advisory fee.
(10)	One of the accounts included in the total, consisting of $2,809.69M of the total assets of the category, has a performance-based advisory fee.
(11)	Two of the accounts included in the total, consisting of $458.87M of the total assets of the category, have performance- based advisory fees.
(12)	One of the accounts included in the total, consisting of $23.80M of the total assets of the category, has a performance-based advisory fee.
(13)	One of the accounts included in the total, consisting of $34.82M of the total assets of the category, has a performance-based advisory fee.
(14)	One of the accounts included in the total, consisting of $487.15M of the total assets of the category, has a performance-based advisory fee.
(15)	One of the accounts included in the total, consisting of $0.83M of the total assets of the category, has a performance-based advisory fee.
(16)	One of the accounts included in the total, consisting of $742.97M of the total assets of the category, has a performance-based advisory fee.
(17)	One of the accounts included in the total, consisting of $678.85M of the total assets of the category, has a performance-based advisory fee.
(18)	One of the accounts included in the total, consisting of $868.14M of the total assets of the category, has a performance-based advisory fee.
(19)	One of the accounts included in the total, consisting of $17.26M of the total assets of the category, has a performance-based advisory fee.
(20)	One of the accounts included in the total, consisting of $4,394.94M of the total assets of the category, has a performance-based advisory fee.
(21)	Three of the accounts included in the total, consisting of $3,771.72M of the total assets of the category, have performance-based advisory fees.
(22)	One of the accounts included in the total, consisting of $136.00M of the total assets of the category, has a performance-based advisory fee.
(23)	Two of the accounts included in the total, consisting of $1,319.75M of the total assets of the category, have performance-based advisory fees.
(24)	Effective December 1, 2018, Co-Portfolio Manager Garth Yettick assumed shared responsibility for the day-to-day management of Janus Henderson Global Technology Fund.
Material Conflicts
As shown in the table above, certain portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital or an affiliate may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or portfolio manager’s family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Certain portfolio managers also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus Capital, and provide advice on behalf of Janus Capital through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus Capital. These factors could create conflicts of interest because the portfolio managers may have incentives to favor certain accounts over others or one role over another in the allocation of time, resources, or investment opportunities, resulting in the potential for other accounts outperforming a Fund.
A conflict may arise if a portfolio manager identifies a limited investment opportunity that is appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.
Janus Capital believes that these and other conflicts are mitigated by policies, procedures and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus Capital generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Janus Capital monitors performance of accounts with similar strategies for any performance dispersion.
Janus Capital (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus Capital’s (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.
Janus Capital is the adviser to the Funds and the Janus Capital “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus Capital “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Capital “fund of funds” among such Funds. For example, the Janus Capital “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus Henderson funds. In addition, the Janus Capital “funds of funds” portfolio managers, Enrique Chang, who also serves as Global Chief Investment Officer of Janus Henderson Investors, and Ashwin Alankar, who also serves as Head of Global Asset Allocation of Janus Henderson Investors, each have regular and continuous access to information regarding the holdings and trade details of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds.
Compensation Information
The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2018.
The portfolio managers, co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation:  Variable compensation is paid in the form of an annual discretionary bonus, a portion of which is deferred (for awards exceeding $75,000). Deferrals are typically made in Janus Henderson stock, although in some cases deferrals are made in funds for regulatory reasons. For some individuals with a significant Janus Henderson stock holding they may also elect to have some or all of their deferral delivered in mutual funds. These deferrals are credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.
A portfolio manager’s variable compensation is discretionary and is determined by Janus Henderson management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for the first year of employment.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Performance fees:  Certain Funds have performance fee arrangements where performance-related fees earned by the firm are shared with the individuals generating that performance in a transparent and agreed way. Individual performance fee allocations are also subject to mandatory deferral mechanisms and, in many cases, individuals are obliged to defer a proportion of their performance fee incentives into the funds in which the performance fees were generated. All discretionary and performance fee incentives are subject to a standard deferral plan.
Geneva Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the Geneva investment personnel as of September 30, 2018. For any co-managed Fund or account, the assets reflect total fund or account assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Derek Pawlak	Number of Other Accounts Managed	None	1 (1)	31
	Assets in Other Accounts Managed	None	$26.81M	$ 87.94M
W. Scott Priebe	Number of Other Accounts Managed	4	1 (1)	246
	Assets in Other Accounts Managed	$2,670.67M	$26.81M	$3,116.18M

(1)	One of the accounts included in the total, consisting of $26.81M of the total assets of the category, has a performance-based advisory fee.
Material Conflicts
As shown in the table above, the Geneva portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Geneva or an affiliate may provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Geneva believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Geneva also believes that these conflicts may be mitigated by its trade allocation, aggregation and execution policies and procedures. Furthermore, Geneva believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Geneva’s personal trading policy within the Personal Code of Ethics.
Compensation Information (Janus Henderson U.S. Growth Opportunities Fund)
The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2018.
The co-portfolio managers are compensated for managing the Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation:  Variable compensation is paid in the form of an annual discretionary bonus, a portion of which is deferred (for awards exceeding $75,000). Deferrals are typically made in Janus Henderson stock, although in some cases deferrals are made in funds for regulatory reasons. For some individuals with a significant Janus Henderson stock holding they may also elect to have some or all of their deferral delivered in mutual funds. These deferrals are credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager.

A portfolio manager’s variable compensation is discretionary and is determined by Janus Henderson management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s preincentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Newly hired portfolio managers may have guaranteed minimum compensation levels for the first year of employment.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Perkins Investment Personnel
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of September 30, 2018. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies may include subadvised accounts. No accounts included in the totals listed below have a performance-based advisory fee.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gregory R. Kolb	Number of Other Accounts Managed	2	1	27
	Assets in Other Accounts Managed	$302.00M	$2.15M	$4,079.09M
George Maglares	Number of Other Accounts Managed	2	1	27
	Assets in Other Accounts Managed	$302.00M	$2.15M	$4,079.09M

Material Conflicts
As shown in the table above, the Perkins portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts. Perkins or an affiliate may provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins’ trade allocation procedures is described under “Additional Information About Janus Capital and the Subadvisers.” Furthermore, Perkins believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Perkins’ personal trading policy within the Personal Code of Ethics.
Compensation Information (Janus Henderson Global Value Fund and Janus Henderson International Value Fund)
The following describes the structure and method of calculating a portfolio manager’s compensation as of September 30, 2018.
The portfolio managers and co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised primarily of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).
Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards. The long-term incentive awards are subject to a vesting schedule and are generally granted in the form of a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus Henderson mutual fund investments selected by the portfolio manager. The portfolio managers, as part owners of Perkins, also receive compensation by virtue of their ownership interest in Perkins. The overall Perkins’ variable compensation pool is determined by JHG management.
From the overall Perkins’ variable compensation pool described above, variable compensation is paid to a portfolio manager at the discretion of Perkins’ management based primarily on the Managed Funds’ performance, with additional discretionary compensation opportunities based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships. The size of the variable compensation pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets.
Certain portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
Ownership of Securities
As of September 30, 2018, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus Henderson family of funds (collectively, the “Janus Henderson Funds”).
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Janus Capital
Andrew Acker	Janus Henderson Global Life Sciences Fund	Over $1,000,000	Over $1,000,000
Guy Barnard	Janus Henderson Global Real Estate Fund	None	None
Ollie Beckett	Janus Henderson International Small Cap Fund	None	None
Jeremiah Buckley	Janus Henderson Balanced Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Growth and Income Fund	Over $1,000,000
Michael Cahoon	Janus Henderson Emerging Markets Fund	None	None
Jonathan D. Coleman	Janus Henderson Triton Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Venture Fund	Over $1,000,000
Nicholas Cowley	Janus Henderson International Opportunities Fund	None	None
Alex Crooke	Janus Henderson Global Equity Income Fund	None	None
Job Curtis	Janus Henderson Global Equity Income Fund	None	None
Brian Demain	Janus Henderson Enterprise Fund	Over $1,000,000	Over $1,000,000
Lars Dollmann(1)	Janus Henderson European Focus Fund	None	None
Glen Finegan	Janus Henderson Emerging Markets Fund	None	None
	Janus Henderson International Opportunities Fund	None
Denny Fish	Janus Henderson Global Technology Fund	$500,001-$1,000,000	$500,001-$1,000,000
Tim Gibson	Janus Henderson Global Real Estate Fund	None	None
Andrew Gillan	Janus Henderson Asia Equity Fund	None	None
	Janus Henderson International Opportunities Fund	None
	Janus Henderson International Small Cap Fund	None
Junichi Inoue	Janus Henderson International Opportunities Fund	None	None

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Janus Capital
Mervyn Koh	Janus Henderson Asia Equity Fund	None	None
Yun Young Lee	Janus Henderson International Small Cap Fund	None	None
Ben Lofthouse	Janus Henderson Global Equity Income Fund	None	None
Ethan Lovell	Janus Henderson Global Life Sciences Fund	$500,001-$1,000,000	Over $1,000,000
Julian McManus	Janus Henderson Global Select Fund	$500,001-$1,000,000	Over $1,000,000
	Janus Henderson Overseas Fund	$100,001-$500,000
Gordon Mackay	Janus Henderson International Opportunities Fund	None	None
George P. Maris	Janus Henderson Global Select Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Overseas Fund	$100,001-$500,000
Paul O’Connor	Janus Henderson International Opportunities Fund	None	None
Stephen Peak	Janus Henderson European Focus Fund	None	None
	Janus Henderson International Opportunities Fund	None
Marc Pinto	Janus Henderson Balanced Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Growth and Income Fund	Over $1,000,000
A. Douglas Rao	Janus Henderson Forty Fund	Over $1,000,000	Over $1,000,000
James Ross	Janus Henderson International Opportunities Fund	None	None
Mayur Saigal	Janus Henderson Balanced Fund	$100,001-$500,000	Over $1,000,000
Nick Schommer	Janus Henderson Contrarian Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Forty Fund	$100,001-$500,000
Nick Sheridan	Janus Henderson International Small Cap Fund	None	None
Scott Stutzman	Janus Henderson Triton Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Venture Fund	$500,001-$1,000,000
Ian Warmerdam	Janus Henderson International Opportunities Fund	None	None
Darrell Watters	Janus Henderson Balanced Fund	$50,001-$100,000	Over $1,000,000
Carmel Wellso	Janus Henderson Global Research Fund	$500,001-$1,000,000	Over $1,000,000
	Janus Henderson Research Fund	None
Cody Wheaton	Janus Henderson Enterprise Fund	$100,001-$500,000	Over $1,000,000
Garth Yettick(2)	Janus Henderson Global Select Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson Global Technology Fund	$500,001-$1,000,000
	Janus Henderson Overseas Fund	$500,001-$1,000,000
Geneva
Derek Pawlak	Janus Henderson U.S. Growth Opportunities Fund	$100,001-$500,000	$100,001-$500,000
W. Scott Priebe	Janus Henderson U.S. Growth Opportunities Fund	Over $1,000,000	Over $1,000,000
Perkins
Gregory R. Kolb	Janus Henderson Global Value Fund	Over $1,000,000	Over $1,000,000
	Janus Henderson International Value Fund	Over $1,000,000
George Maglares	Janus Henderson Global Value Fund	$100,001-$500,000	$500,001-$1,000,000
	Janus Henderson International Value Fund	$100,001-$500,000

(1)	Effective July 1, 2018, Co-Portfolio Manager Lars Dollmann assumed shared responsibility for the day-to-day management of Janus Henderson European Focus Fund.
(2)	Effective December 1, 2018, Co-Portfolio Manager Garth Yettick assumed shared responsibility for the day-to-day management of Janus Henderson Global Technology Fund.

Principal shareholders

As of December 31, 2018, the officers and Trustees as a group owned less than 1% of the outstanding Shares of each class of the Funds except 1.1% of Janus Henderson Emerging Markets Fund Class D Shares; 4% of Janus Henderson Global Equity Income Fund Class D Shares; 1.4% of Janus Henderson Global Life Sciences Fund Class N Shares; 11.4% of Janus Henderson Global Select Fund Class N Shares; 3.7% of Janus Henderson Global Technology Fund Class N Shares; 2.5% of Janus Henderson Overseas Fund Class N Shares; 3.1% of Janus Henderson Contrarian Fund Class N Shares; 5.2% of Janus Henderson Growth and Income Fund Class A Shares; and 22.6% of Janus Henderson Growth and Income Fund Class N Shares.
To the best knowledge of the Trust, as of December 31, 2018, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or the Fund as a whole, the redemption of those Shares may have an adverse effect on such fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstance, Janus Capital’s or JHG’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.
Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Asia Equity Fund Class A Shares	LPL Financial A/C XXXX-XXXX San Diego, CA	41.05%
	Janus Capital Group Inc. Denver, CO	13.37%*
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.97%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.54%
	Pershing LLC Jersey City, NJ	6.04%
Janus Henderson Emerging Markets Fund Class A Shares	LPL Financial Omnibus Customer Account San Diego, CA	39.98%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	16.99%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	7.60%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	7.56%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.04%
	Pershing LLC Jersey City, NJ	6.23%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson European Focus Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.63%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	13.24%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	12.57%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.54%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	10.11%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	7.90%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	6.51%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.03%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	13.08%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	12.04%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.03%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	11.14%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	10.06%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	8.18%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.91%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	7.24%
	Pershing LLC Jersey City, NJ	6.98%
Janus Henderson Global Life Sciences Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	21.14%
	Pershing LLC Jersey City, NJ	12.27%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.57%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.69%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.97%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.67%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	5.66%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Real Estate Fund Class A Shares	Pershing LLC Jersey City, NJ	19.21%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.84%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.35%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.06%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	7.03%
Janus Henderson Global Research Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	35.24%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	21.85%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.99%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.44%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.15%
Janus Henderson Global Select Fund Class A Shares	Pershing LLC Jersey City, NJ	39.41%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	11.95%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	8.01%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.83%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.29%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class A Shares	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	22.03%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	12.55%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.71%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	7.85%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	5.79%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.71%
	Pershing LLC Jersey City, NJ	5.09%
Janus Henderson Global Value Fund Class A Shares	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	39.87%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	22.88%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.55%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Opportunities Fund Class A Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.09%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	13.45%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	13.12%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	12.31%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.48%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	7.07%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	6.71%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.29%
Janus Henderson International Small Cap Fund Class A Shares	Janus Capital Group Inc. Denver, CO	55.83%*
	LPL Financial Omnibus Customer Account San Diego, CA	36.62%
	Pershing LLC Jersey City, NJ	7.54%
Janus Henderson International Value Fund Class A Shares	Janus Capital Group Inc. Denver, CO	86.47%*
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.36%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Overseas Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	22.78%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	19.46%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.03%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	7.97%
	MG Trust Company Cust. FBO Kades-Margolis 403B MBD Denver, CO	6.34%
	Pershing LLC Jersey City, NJ	5.12%
Janus Henderson Balanced Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	21.87%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.65%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.47%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.01%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.48%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.68%
	Pershing LLC Jersey City, NJ	5.64%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.79%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	15.55%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	12.35%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	10.98%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	8.15%
	Pershing LLC Jersey City, NJ	7.40%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.00%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.83%
Janus Henderson Enterprise Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	26.64%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	17.68%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	5.64%
	Pershing LLC Jersey City, NJ	5.44%
	Transamerica Advisors Life Ins Co ML Life Variable Annuity Sep Acct D Cedar Rapids, IA	5.40%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	23.55%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	21.42%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.54%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.54%
	Pershing LLC Jersey City, NJ	6.19%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.92%
Janus Henderson Growth and Income Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	27.63%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	19.03%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.48%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.31%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.93%
Janus Henderson Research Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.22%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.07%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.96%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.30%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.06%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.90%
	Pershing LLC Jersey City, NJ	6.43%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	39.86%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.22%
Janus Henderson U.S. Growth Opportunities Fund Class A Shares	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	64.01%
	NL and SL JTWROS Silver Spring, MD	9.50%
Janus Henderson Venture Fund Class A Shares	Charles Schwab & Co Inc. Special Custody Acct FBO Institutional Client Accounts San Francisco, CA	23.34%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.13%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	7.76%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	6.29%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.70%
	Pershing LLC Jersey City, NJ	5.61%
Janus Henderson Asia Equity Fund Class C Shares	LPL Financial Acct XXXX-XXXX San Diego, CA	42.99%
	Janus Capital Group Inc. Denver, CO	38.37%*
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.26%
Janus Henderson Emerging Markets Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	37.07%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	26.97%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	15.38%
	Pershing LLC Jersey City, NJ	6.94%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson European Focus Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	28.93%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	15.22%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	14.61%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.66%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.12%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.80%
Janus Henderson Global Equity Income Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	25.60%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	17.08%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	13.93%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	10.98%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	10.46%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	8.71%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	16.61%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	16.09%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.12%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.33%
	Pershing LLC Jersey City, NJ	11.22%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.13%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.79%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.27%
Janus Henderson Global Real Estate Fund Class C Shares	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	22.00%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	21.43%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	16.08%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.97%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.59%
	Pershing LLC Jersey City, NJ	7.94%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.46%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.29%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	18.03%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	16.24%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	8.00%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.85%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.66%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.33%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	6.05%
	Pershing LLC Jersey City, NJ	5.87%
Janus Henderson Global Select Fund Class C Shares	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	22.81%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.69%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	15.07%
	Pershing LLC Jersey City, NJ	13.20%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.12%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.89%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	16.87%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.52%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	14.37%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	12.88%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.85%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	7.07%
	Pershing LLC Jersey City, NJ	6.74%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	6.27%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.19%
Janus Henderson Global Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	27.38%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	15.89%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	11.41%
	LPL Financial Omnibus Customer Account San Diego, CA	10.76%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	7.51%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.22%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.19%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.81%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Opportunities Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	24.30%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	16.49%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	14.71%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	13.50%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.72%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	7.12%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	5.33%
Janus Henderson International Small Cap Fund Class C Shares	Janus Capital Group Inc. Denver, CO	96.31%*
Janus Henderson International Value Fund Class C Shares	Janus Capital Group Inc. Denver, CO	73.32%*
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.35%
	Pershing LLC Jersey City, NJ	10.34%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Overseas Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	21.69%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	19.41%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	14.28%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.90%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.70%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.84%
	Pershing LLC Jersey City, NJ	5.16%
Janus Henderson Balanced Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.98%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	18.34%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.11%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.72%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.19%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.63%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.60%
	LPL Financial Omnibus Customer Account San Diego, CA	5.51%
	Pershing LLC Jersey City, NJ	5.45%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Contrarian Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	24.68%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.12%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.08%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.43%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	8.82%
	LPL Financial Omnibus Customer Account San Diego, CA	7.36%
	Pershing LLC Jersey City, NJ	5.98%
Janus Henderson Enterprise Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	17.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.60%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.18%
	Pershing LLC Jersey City, NJ	10.22%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.21%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.71%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.34%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	6.04%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.86%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Forty Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	22.04%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.57%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.69%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.47%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.51%
	Pershing LLC Jersey City, NJ	6.79%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.07%
Janus Henderson Growth and Income Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	30.90%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.94%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.93%
	Pershing LLC Jersey City, NJ	8.37%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.16%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.50%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.02%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class C Shares	LPL Financial Omnibus Customer Account San Diego, CA	34.35%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	18.59%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	13.63%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.21%
	Pershing LLC Jersey City, NJ	6.56%
Janus Henderson Triton Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	16.04%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	14.00%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	12.14%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	10.09%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.37%
	Pershing LLC Jersey City, NJ	7.24%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	7.16%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.83%
	LPL Financial Omnibus Customer Account San Diego, CA	6.73%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.34%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson U.S. Growth Opportunities Fund Class C Shares	LPL Financial Omnibus Customer Account San Diego, CA	58.09%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	19.86%
	Janney Montgomery Scott LLC A/C XXXX-XXXX AGC (IRA) Philadelphia, PA	11.51%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.12%
Janus Henderson Venture Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	28.96%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	12.47%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.96%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	8.83%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.46%
	Pershing LLC Jersey City, NJ	7.92%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.57%
Janus Henderson European Focus Fund Class D Shares	State Street Bank Cust IRA A/C HLR Elberton, GA	7.53%
Janus Henderson Global Equity Income Fund Class D Shares	DFS Richmond, VA	5.77%
Janus Henderson International Small Cap Fund Class D Shares	AC & LQC JT WROS Chicago, IL	5.54%
Janus Henderson International Value Fund Class D Shares	VAN Western Springs, IL	5.28%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Asia Equity Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	34.31%
	Oppenheimer & Co Inc. FBO L and ML Ttees LML Liv Tr Dtd 12/6/17 Preference Asheville, NC	30.72%
	Oppenheimer & Co Inc. FBO JTB Irrev Trust MSB Trustee A Dtd 12/18/2012 Matthews, NC	9.97%
	Pershing LLC Jersey City, NJ	7.22%
	Oppenheimer & Co Inc. FBO WMC & JFC JTWROS Preference Bethesda, MD	6.71%
Janus Henderson Emerging Markets Fund Class I Shares	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	26.93%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	22.31%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	19.04%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.65%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	8.67%
Janus Henderson European Focus Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	31.54%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	17.37%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	12.75%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	12.28%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	5.91%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	5.79%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	19.68%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	10.67%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.88%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	9.79%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.98%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	7.76%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	6.45%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.90%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	5.78%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.57%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.53%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.86%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.37%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.21%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	7.94%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.63%
	Pershing LLC Jersey City, NJ	5.73%
Janus Henderson Global Real Estate Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	25.25%
	SEI Private Trust Company c/o Security National ID XXX Oaks, PA	16.34%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	11.83%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.93%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.45%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.43%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.59%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Research Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	19.62%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.03%
	Saxon & Co FBO 20100026892734 Cleveland, OH	10.59%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.11%
	Saxon & Co FBO 20100023002681 Philadelphia, PA	7.42%
Janus Henderson Global Select Fund Class I Shares	LPL Financial Omnibus Customer Account San Diego, CA	16.16%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.90%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	12.05%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.02%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.74%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.79%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.55%
	Pershing LLC Jersey City, NJ	6.33%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.10%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	14.45%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	12.49%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	11.49%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Spec Cdy A/C EBOC UBSFSI Weehawken, NJ	8.82%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	8.53%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.04%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.81%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.43%
Janus Henderson Global Value Fund Class I Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	77.09%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.99%
Janus Henderson International Opportunities Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	31.51%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Weehawken, NJ	14.63%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	13.78%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	11.27%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.40%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.71%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson International Small Cap Fund Class I Shares	Janus Capital Group Inc. Denver, CO	83.47%*
	Pershing LLC Jersey City, NJ	16.53%
Janus Henderson International Value Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	60.58%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	26.34%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.34%
Janus Henderson Overseas Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.73%
	Vanguard Fiduciary Trust Company Valley Forge, PA	19.29%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	8.56%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.88%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.17%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	11.79%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.63%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	9.56%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.45%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.26%
	Pershing LLC Jersey City, NJ	5.41%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	5.37%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.32%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.27%
Janus Henderson Contrarian Fund Class I Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.41%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	19.50%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	13.41%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.91%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.05%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	5.93%
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	5.63%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	21.06%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.53%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.18%
	Pershing LLC Jersey City, NJ	7.23%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	6.31%
Janus Henderson Forty Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	27.88%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.19%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	10.05%
	UBS WM USA 0O0 11011 6100 Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, NJ	7.22%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	6.52%
	Pershing LLC Jersey City, NJ	5.42%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Growth and Income Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.66%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.23%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	9.85%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	9.74%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	9.01%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	8.96%
	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	7.69%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	7.43%
	TIAA, FSB Cust/Ttee FBO Retirement Plans, TIAA Recordkeeper St. Louis, MO	5.07%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class I Shares	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	17.17%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.67%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	12.57%
	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC 1151 Charlotte, NC	7.89%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.70%
	T Rowe Price Retirement Plan Services Inc Cust FBO Retirement Plan Clients Baltimore, MD	7.06%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	6.33%
	Wells Fargo Clearing Services LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.70%
Janus Henderson Triton Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.38%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.89%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.74%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	6.82%
Janus Henderson U.S. Growth Opportunities Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	23.30%
	Janney Montgomery Scott LLC Account XXXX-XXXX WAP (IRA) Philadelphia, PA	20.86%
	Janny Montgomery Scott LLC Account XXXX-XXXX VZ (IRA) Philadelphia, PA	19.80%
	Janus Capital Group Inc. Denver, CO	19.52%*
	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	16.52%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Venture Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	31.76%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	23.08%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers New York, NY	16.75%
Janus Henderson Asia Equity Fund Class N Shares	State Street Bank & Trust Co FBO Global Allocation Fund – Growth Asia Equity Omnibus Account Kansas City, MO	46.37%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate Asia Equity Omnibus Account Kansas City, MO	31.08%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative Asia Equity Omnibus Account Kansas City, MO	17.02%
Janus Henderson Emerging Markets Fund Class N Shares	State Street Bank & Trust Co FBO Global Allocation Fund – Growth Emerging Markets Omnibus Acct Kansas City, MO	42.47%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate Emerging Markets Omnibus Acct Kansas City, MO	28.50%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative Emerging Markets Omnibus Acct Kansas City, MO	15.81%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.08%
	State Street Bank Custodian FBO Janus Henderson All Asset Fund Boston, MA	6.14%
Janus Henderson European Focus Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	68.04%
	Janus Capital Group Inc. Denver, CO	20.34%*
	Mid Atlantic Trust Company FBO Activecare Physical Therapy PC 401(K) Pittsburgh, PA	11.62%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Equity Income Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	46.05%
	MAC & Co XXXXXX FBO PB&T XXXXXX Pittsburgh, PA	18.81%
	State Street Bank Custodian FBO Janus Henderson All Asset Fund Boston, MA	17.70%
Janus Henderson Global Life Sciences Fund Class N Shares	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	89.06%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.59%
Janus Henderson Global Real Estate Fund Class N Shares	State Street Bank & Trust Co FBO Global Allocation Fund – Growth Global Real Estate Omnibus Account Kansas City, MO	32.98%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate Global Real Estate Omnibus Account Kansas City, MO	22.49%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative Global Real Estate Omnibus Account Kansas City, MO	12.44%
	LOBATCO c/o Texas Bank & Trust Co Longview, TX	11.15%
	LOBATCO - DP c/o Texas Bank & Trust Co Longview, TX	8.87%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.58%
Janus Henderson Global Research Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	34.44%
	State Street Bank & Trust Co FBO Global Allocation Fund – Growth Global Research Omnibus Account Kansas City, MO	31.48%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate Global Research Omnibus Account Kansas City, MO	21.28%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative Global Research Omnibus Account Kansas City, MO	11.85%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class N Shares	State Street Bank & Trust Co FBO Global Allocation Fund – Growth Global Select Fund Omnibus Account Kansas City, MO	41.38%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate Global Select Fund Omnibus Account Kansas City, MO	28.47%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative Global Select Fund Omnibus Account Kansas City, MO	15.65%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	14.14%
Janus Henderson Global Technology Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	46.72%
	Nationwide Trust Co FSB Columbus, OH	32.35%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	5.98%
Janus Henderson Global Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	100%
Janus Henderson International Opportunities Fund Class N Shares	Pershing LLC Jersey City, NJ	64.99%
	John Hancock Trust Company LLC Westwood, MA	28.00%
Janus Henderson International Small Cap Fund Class N Shares	HGI Group Ltd London ED2M 3AE England UK EC2M	91.71%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.28%
Janus Henderson International Value Fund Class N Shares	State Street Bank & Trust Co FBO Global Allocation Fund – Growth International Value Omnibus Acct Kansas City, MO	45.77%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate International Value Omnibus Acct Kansas City, MO	31.57%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative International Value Omnibus Acct Kansas City, MO	17.12%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Overseas Fund Class N Shares	State Street Bank & Trust Co FBO Global Allocation Fund – Growth Overseas Fund Omnibus Account Kansas City, MO	41.70%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate Overseas Fund Omnibus Account Kansas City, MO	28.62%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative Overseas Fund Omnibus Account Kansas City, MO	15.81%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.33%
Janus Henderson Balanced Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	78.70%
Janus Henderson Contrarian Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.60%
	State Street Bank & Trust Co FBO Global Allocation Fund – Growth Contrarian Fund Omnibus Account Kansas City, MO	32.00%
	State Street Bank & Trust Co FBO Global Allocation Fund – Moderate Contrarian Fund Omnibus Account Kansas City, MO	21.50%
	State Street Bank & Trust Co FBO Global Allocation Fund – Conservative Contrarian Fund Omnibus Account Kansas City, MO	12.02%
Janus Henderson Enterprise Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	49.63%
Janus Henderson Forty Fund Class N Shares	Saxon & Co FBO 20-01-302-9912426 VI Omnibus Account VICA Philadelphia, PA	24.02%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	16.38%
	Mid Atlantic Trust Company FBO Sentry Life Insurance Company 401K Pittsburgh, PA	13.02%
	Nationwide Trust Co FSB Columbus, OH	7.99%
Janus Henderson Growth and Income Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	85.54%
	Saxon & Co FBO 20-01-302-9912426 VI Omnibus Account VICA Cleveland, OH	9.41%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class N Shares	Mid Atlantic Trust Company FBO Sentry Life Insurance Company 401K Pittsburgh, PA	35.54%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	33.12%
	John Hancock Trust Company LLC Westwood, MA	19.48%
Janus Henderson Triton Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	32.31%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	8.36%
Janus Henderson U.S. Growth Opportunities Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	96.18%
Janus Henderson Venture Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	34.91%
	Reliance Trust Co FBO MassMutual Registered Product Atlanta, GA	13.79%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	7.83%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	6.62%
Janus Henderson Global Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	65.91%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	6.36%
	Merrill Lynch Jacksonville, FL	5.51%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Select Fund Class R Shares	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	25.33%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	17.55%
	Merrill Lynch Jacksonville, FL	12.10%
	UMB Bank NA Custodian FBO Planmember Carpinteria, CA	10.59%
	Mid Atlantic Trust Company FBO TNR Technical 401(K) Profit Sharing Pittsburgh, PA	9.77%
	Ascensus Trust Company FBO Arrow Senior Living Management LLC XXXXXX Fargo, ND	9.05%
	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	7.09%
Janus Henderson International Opportunities Fund Class R Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Its Customers Jacksonville, FL	73.56%
Janus Henderson Overseas Fund Class R Shares	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	38.50%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	20.47%
	Sammons Financial Network LLC West Des Moines, IA	8.79%
	Merrill Lynch Jacksonville, FL	6.11%
Janus Henderson Balanced Fund Class R Shares	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	19.96%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	14.71%
	Voya Institutional Trust Company Windsor, CT	13.84%
	American United Life Ins Co AUL American Group Ret Annuity Indianapolis, IN	10.44%
	Sammons Financial Network LLC West Des Moines, IA	10.39%
	Merrill Lynch Jacksonville, FL	5.79%
Janus Henderson Contrarian Fund Class R Shares	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	82.44%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	13.86%
	Merrill Lynch Jacksonville, FL	9.59%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	9.59%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	8.54%
	Sammons Financial Network LLC West Des Moines, IA	6.30%
	Equitable Life For Separate A/C #XX On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	5.18%
Janus Henderson Forty Fund Class R Shares	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	41.27%
	Merrill Lynch Jacksonville, FL	14.44%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	11.01%
Janus Henderson Growth and Income Fund Class R Shares	American United Life Ins Co AUL American Unit Trust Indianapolis, IN	18.64%
	Merrill Lynch Jacksonville, FL	11.94%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	11.74%
	VY FBO Adjudicate Inc 401(K) Profit Sharing Santa Ana, CA	10.66%
	TLK Ttee FBO Wagner Die Supply Inc 401K PSP c/o FASCore LLC Greenwood Village, CO	9.46%
	Fifth Third Bank Cincinnati, OH	9.17%
	American United Life Ins Co AUL American Group Ret Annuity Indianapolis, IN	6.71%
	Jahnke & Jahnke Associates Inc Ttee Jahnke & Jahnke Associates Inc 401K c/o FASCore LLC Greenwood Village, CO	5.36%
Janus Henderson Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	61.05%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	19.20%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	9.01%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class R Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	15.18%
	Sammons Financial Network LLC West Des Moines, IA	13.83%
	Merrill Lynch Jacksonville, FL	12.81%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	10.15%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.15%
	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	6.10%
Janus Henderson Asia Equity Fund Class S Shares	Janus Capital Group Inc. Denver, CO	95.84%*
Janus Henderson Emerging Markets Fund Class S Shares	Pershing LLC Jersey City, NJ	48.18%
	Janus Capital Group Inc. Denver, CO	34.41%*
	FIIOC FBO Peer Foods Group Inc Profit Sharing & 401K Plan Covington, KY	16.45%
Janus Henderson European Focus Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson Global Equity Income Fund Class S Shares	Voya Institutional Trust Company Windsor, CT	55.50%
	American United Life Ins Co Group Retirement Annuity Indianapolis, IN	21.63%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	9.49%
	PAI Trust Company Inc. KCB Inc DBA Warren Tire Service 401 De Pere, WI	5.94%
Janus Henderson Global Life Sciences Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	34.15%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	13.40%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	7.44%
	Ascensus Trust Company FBO Meadowbrook, Inc 401(K) Profit Sharing XXXXX Fargo, ND	6.95%
	Pershing LLC Jersey City, NJ	5.13%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Real Estate Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	6.04%
	Voya Institutional Trust Company Windsor, CT	5.60%
	GB Ttee FBO Finck & Perras Profit Sharing Trust c/o FASCore LLC Greenwood Village, CO	5.05%
Janus Henderson Global Research Fund Class S Shares	Great-West Trust Company LLC Ttee/C FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	57.07%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	6.20%
Janus Henderson Global Select Fund Class S Shares	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	42.38%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	16.85%
	Matrix Trust Co Agent for TRP RPS RK FBO 401K Fern Electric & Control S. San Francisco, CA	13.38%
	TD Ameritrade Inc. FBO Our Customers Omaha, NE	11.79%
	MG Trust Company Cust. FBO Acculogic, Ltd 401(K) Plan Denver, CO	8.12%
	Capital Bank & Trust Company Ttee F McCook Clinic Retirement 401K Greenwood Village, CO	7.46%
Janus Henderson Global Technology Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	27.54%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	26.37%
	FIIOC FBO Balboa Travel Incorporated Profit Sharing & 401K Plan Covington, KY	10.92%
	FIIOC FBO Ecco III Enterprises Inc. Profit Sharing Plan Covington, KY	9.33%
	Matrix Trust Company Trustee FBO GMH Military Housing Management DEF Phoenix, AZ	5.42%
	FIIOC FBO Carousel 401(K) Plan Covington, KY	5.04%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Value Fund Class S Shares	FIIOC FBO Enterey Inc 401K Profit Sharing Plan Covington, KY	55.21%
	Janus Capital Group Inc. Denver, CO	21.16%*
	Capital Bank & Trust Co Ttee FBO El Dorado Physical Therapy Management Greenwood Village, CO	14.86%
Janus Henderson International Opportunities Fund Class S Shares	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	97.72%
Janus Henderson International Small Cap Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson International Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	98.51%*
Janus Henderson Overseas Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	31.47%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	24.71%
	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	7.14%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	6.04%
Janus Henderson Balanced Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	35.86%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	12.72%
Janus Henderson Contrarian Fund Class S Shares	FIIOC FBO Andromeda Systems Incorporated 401(K) PSP Covington, KY	35.69%
	LPL Financial Omnibus Customer Account San Diego, CA	17.83%
	Capital Bank & Trust Company Ttee F Albatrans 401K Greenwood Village, CO	13.69%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	10.58%
	Pershing LLC Jersey City, NJ	6.75%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Enterprise Fund Class S Shares	Great-West Trust Company LLC Ttee/C FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	15.06%
	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	10.82%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	8.76%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	5.50%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	5.38%
Janus Henderson Forty Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	18.20%
	Talcott Resolution Life Ins Company Separate Account DC IV Hartford, CT	12.11%
	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	8.97%
	Nationwide Trust Company FSB Columbus, OH	7.96%
	Voya Retirement Insurance and Annuity Company Windsor, CT	5.68%
Janus Henderson Growth and Income Fund Class S Shares	TD Ameritrade Trust Company XXXXX Denver, CO	19.59%
	Nationwide Trust Company FSB Columbus, OH	17.16%
	Saxon & Co FBO 91 Vested Interest Omnibus Asset A/C #20-01-302-9912426 Philadelphia, PA	14.31%
	Matrix Trust Company as Agent for Newport Trust Company Land Title, Inc. 401(K) Plan Folsom, CA	7.63%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Research Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	17.50%
	WTRISC Co IRA Omnibus Acct c/o ICMA Retirement Corporation Washington, DC	16.02%
	Saxon & Co FBO 20-01-302-9912426 VI Omnibus Account VICA Philadelphia, PA	12.33%
	Reliance Trust Company FBO Retirement Plans Serviced by MetLife c/o FASCore LLC Greenwood Village, CO	9.51%
	Ohio National Life Insurance Co FBO Its Separate Accounts Cincinnati, OH	9.29%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	6.58%
Janus Henderson Triton Fund Class S Shares	State Street Bank & Trust as Cust FBO ADP Access Product Boston, MA	24.46%
	DCGT Trustee &/or Custodian FBO PLIC Various Retirement Plans Omnibus Des Moines, IA	7.26%
	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	6.41%
	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	6.20%
	SunTrust Bank FBO Various SunTrust Omnibus Accounts Greenwood Village, CO	5.70%
Janus Henderson U.S. Growth Opportunities Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Henderson Venture Fund Class S Shares	Great-West Trust Company LLC FBO Employee Benefits Clients 401K Greenwood Village, CO	40.71%
	Great-West Trust Company LLC Ttee/C FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	16.18%
	Great-West Life & Annuity FBO Future Funds II Greenwood Village, CO	13.67%
	Reliance Trust Co FBO MassMutual Registered Product Atlanta, GA	6.05%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Asia Equity Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	45.12%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	15.68%
	National Financial Services Co For the Exclusive Benefit of Our Customers New York, NY	14.60%
	LPL Financial Omnibus Customer Account San Diego, CA	11.85%
Janus Henderson Emerging Markets Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	43.67%
	LPL Financial Omnibus Customer Account San Diego, CA	27.71%
	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	17.39%
Janus Henderson European Focus Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	48.13%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	23.34%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.42%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	7.07%
	Janus Capital Group Inc. Denver, CO	6.04%*
Janus Henderson Global Equity Income Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	50.74%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	24.47%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	20.87%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Life Sciences Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	38.50%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	31.48%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	7.16%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.76%
Janus Henderson Global Real Estate Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	47.44%
	LPL Financial Omnibus Customer Account San Diego, CA	21.27%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	18.96%
Janus Henderson Global Research Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	39.02%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	30.74%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.20%
Janus Henderson Global Select Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	34.28%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	33.60%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	9.21%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Global Technology Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	43.54%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	27.54%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	7.32%
	Charles Schwab & Co Inc. Special Custody Acct FBO Customers San Francisco, CA	5.50%
Janus Henderson Global Value Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	59.63%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	13.60%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.95%
Janus Henderson International Opportunities Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	93.95%
Janus Henderson International Small Cap Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	65.30%
	Janus Capital Group Inc. Denver, CO	28.24%*
	LPL Financial Omnibus Customer Account San Diego, CA	6.46%
Janus Henderson International Value Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	77.29%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	10.58%
	JP Morgan Securities LLC Omnibus Account For Exclusive Benefit of Customers Brooklyn, NY	5.11%
Janus Henderson Overseas Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	36.57%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	36.52%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	6.09%
*	This beneficial ownership represents seed capital that Janus Henderson Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Balanced Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	46.00%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	27.77%
Janus Henderson Contrarian Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	38.35%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	31.16%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	7.67%
Janus Henderson Enterprise Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	51.45%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	20.34%
	LPL Financial Omnibus Customer Account San Diego, CA	8.65%
Janus Henderson Forty Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	28.90%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	26.10%
	Talcott Resolution Life Ins Company DC III Separate Account Hartford, CT	5.49%
Janus Henderson Growth and Income Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	39.42%
	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	31.02%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.97%
Janus Henderson Research Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	39.66%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	27.79%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.47%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Triton Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	52.78%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	22.94%
Janus Henderson U.S. Growth Opportunities Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	95.79%**
Janus Henderson Venture Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	37.98%
	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	36.27%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	5.55%
**	Shares are held of record on behalf of customers. With respect to Charles Schwab & Co Inc., 40.82% represents outstanding Class T Shares held beneficially by W. Scott Priebe, Geneva Capital Management LLC, 100 E. Wisconsin Ave., Suite 2550, Milwaukee, Wisconsin 53202.

Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 48 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.
Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Adaptive Global Allocation Fund	x	x	x	x		x		x	x
Janus Henderson All Asset Fund(1)	x	x	x	x		x		x	x
Janus Henderson Asia Equity Fund	x	x	x	x		x		x	x
Janus Henderson Balanced Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Contrarian Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Henderson Dividend & Income Builder Fund(1)	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Fund(1)	x	x	x	x		x		x	x
Janus Henderson Emerging Markets Managed Volatility Fund	x	x	x	x		x		x	x
Janus Henderson Enterprise Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson European Focus Fund(1)	x	x	x	x		x		x	x
Janus Henderson Flexible Bond Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Forty Fund(2)	x	x	x	x		x	x	x	x
Janus Henderson Global Allocation Fund – Conservative(3)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Growth(3)	x	x	x	x				x	x
Janus Henderson Global Allocation Fund – Moderate(3)	x	x	x	x				x	x
Janus Henderson Global Bond Fund	x	x	x	x		x		x	x
Janus Henderson Global Equity Income Fund(1)	x	x	x	x		x		x	x
Janus Henderson Global Income Managed Volatility Fund	x	x	x	x		x		x	x
Janus Henderson Global Life Sciences Fund(3)	x	x	x	x		x		x	x
Janus Henderson Global Real Estate Fund(2)	x	x	x	x		x		x	x
Janus Henderson Global Research Fund(3)	x	x	x	x		x	x	x	x
Janus Henderson Global Select Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson Global Technology Fund(3)	x	x	x	x		x		x	x
Janus Henderson Global Unconstrained Bond Fund	x	x	x	x		x	x	x	x
Janus Henderson Global Value Fund(3)	x	x	x	x		x		x	x
Janus Henderson Government Money Market Fund(3)			x						x
Janus Henderson Growth and Income Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson High-Yield Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson International Managed Volatility Fund(2)	x	x	x	x		x		x	x
Janus Henderson International Opportunities Fund(1)	x	x	x	x		x	x	x	x
Janus Henderson International Small Cap Fund(1)	x	x	x	x		x		x	x
Janus Henderson International Value Fund	x	x	x	x		x		x	x
Janus Henderson Large Cap Value Fund(2)	x	x	x	x		x		x	x
Janus Henderson Mid Cap Value Fund(2)(3)	x	x	x	x	x	x	x	x	x
Janus Henderson Money Market Fund(3)			x						x
Janus Henderson Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Henderson Overseas Fund(2)(3)	x	x	x	x		x	x	x	x

Fund Name	Class A Shares	Class C Shares	Class D Shares	Class I Shares	Class L Shares	Class N Shares	Class R Shares	Class S Shares	Class T Shares
Janus Henderson Research Fund(3)	x	x	x	x		x	x	x	x
Janus Henderson Select Value Fund	x	x	x	x		x		x	x
Janus Henderson Short-Term Bond Fund(3)	x	x	x	x		x		x	x
Janus Henderson Small Cap Value Fund(2)(3)	x	x	x	x	x	x	x	x	x
Janus Henderson Strategic Income Fund(1)	x	x	x	x		x		x	x
Janus Henderson Triton Fund(2)(3)	x	x	x	x		x	x	x	x
Janus Henderson U.S. Growth Opportunities Fund(1)	x	x	x	x		x		x	x
Janus Henderson U.S. Managed Volatility Fund(2)	x	x	x	x		x		x	x
Janus Henderson Value Plus Income Fund	x	x	x	x		x		x	x
Janus Henderson Venture Fund(3)	x	x	x	x		x		x	x

(1)	On June 5, 2017, the funds of the Henderson Global Funds trust reorganized into the Trust. As a result, certain funds noted above assumed the assets and liabilities of the corresponding funds of Henderson Global Funds. Each Fund described in this SAI has a fiscal year end of September 30.
(2)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. Each Fund described in this SAI has a fiscal year end of September 30.
(3)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”
Funds listed in the preceding table that are not marked with footnote (2) or (3) commenced operations after July 6, 2009.
Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Henderson Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Henderson Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Henderson Global Allocation Fund – Moderate. Effective April 24, 2015, INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund). Effective April 28, 2017, Janus Fund was reorganized into Janus Henderson Research Fund. Effective April 28, 2017, Janus Twenty Fund was reorganized into Janus Henderson Forty Fund. Effective June 5, 2017, Janus Global Technology Fund assumed the assets and liabilities of Henderson Global Technology Fund and was subsequently renamed Janus Henderson Global Technology Fund. Effective June 12, 2017, Janus Emerging Markets Fund was reorganized into Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund). Effective June 26, 2017, Janus Henderson U.S. Core Fund (formerly named INTECH U.S. Core Fund) was reorganized into Janus Henderson U.S. Managed Volatility Fund (formerly named INTECH U.S. Managed Volatility Fund).
Janus Capital reserves the right to the name “Janus Henderson.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.
Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.
It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.
Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.
Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.
Voting Rights
Each of the Trustees of the Trust, except Diane L. Wallace, was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.
As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.
Master/Feeder Option
The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.
Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements

Documents Incorporated By Reference to the Annual Reports of Janus Investment Fund (Audited)
The following audited financial statements for the year ended September 30, 2018 are hereby incorporated into this SAI by reference to the Annual Reports dated September 30, 2018, as applicable.
•	Schedules of Investments as of September 30, 2018
•	Statements of Assets and Liabilities as of September 30, 2018
•	Statements of Operations for the year ended September 30, 2018
•	Statements of Changes in Net Assets for each of the periods indicated
•	Financial Highlights for each of the periods indicated
•	Notes to Schedules of Investments
•	Notes to Financial Statements
•	Report of Independent Registered Public Accounting Firm
The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

Explanation of Rating Categories
The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital, Geneva, and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.
Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation
F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper-medium grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.
*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687